Exhibit 99.1


                         AGREEMENT OF PURCHASE AND SALE

                                     BETWEEN

                           HPW Family Partnership, LLC
                         Lawler Family Partnership, LLC
                             Riverview Partners, LLC

                                    as SELLER
                                       AND


                           HARVARD PROPERTY TRUST, LLC

                                    as BUYER


                          Dated: As of August 31, 2005


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                                TABLE OF CONTENTS

1.   AGREEMENT TO BUY AND SELL.................................................1
2.   PURCHASE PRICE............................................................2
3.   ESCROW AGENT..............................................................3
4.   TITLE; SURVEY.............................................................3
5.   BUYER'S DUE DILIGENCE.....................................................5
6.   ESTOPPEL CERTIFICATES.....................................................9
7.   OPERATION OF THE PROPERTY PRIOR TO CLOSING/SELLER'S WORK.................10
8.   REPRESENTATIONS AND WARRANTIES...........................................11
9.   CONDITIONS PRECEDENT TO CLOSING..........................................16
10.  RISK OF LOSS.............................................................18
11.  CLOSING..................................................................19
12.  PRORATIONS AND CHARGES...................................................19
13.  INSTRUMENTS OF CONVEYANCE AND OTHER DOCUMENTS............................22
14.  DELIVERY AND PAYMENT.....................................................24
15.  BREACH...................................................................25
16.  NO OUTSIDE REPRESENTATIONS/AS-IS SALE....................................26
17.  SURVIVABILITY............................................................27
18.  NOTICES..................................................................27
19.  BROKER'S COMMISSION......................................................28
20.  BINDING EFFECT...........................................................28
21.  SELLER'S LIMITED LIABILITY...............................................28
22.  SECTION HEADINGS.........................................................29
23.  PRONOUNS.................................................................29
24.  AGREEMENT IN COUNTERPARTS................................................29
25.  GOVERNING LAW; VENUE.....................................................29
26.  TIME OF THE ESSENCE; FAILURE TO ENFORCE NOT A WAIVER.....................29
27.  CALCULATION OF TIME PERIODS..............................................29
28.  SEVERABILITY.............................................................29
29.  PUBLIC DISCLOSURE/MARKETING..............................................29
30.  PARTNERSHIP..............................................................30
31.  NO RECORDATION...........................................................30

LIST OF SCHEDULES.............................................................33

SCHEDULE 1(a) Legal Description.............................................S-34

SCHEDULE 1(c) Excluded Personal Property....................................S-36

SCHEDULE 1(d) List of Tenant Leases.........................................S-37

SCHEDULE 1(e) List of Service Contracts.....................................S-43

SCHEDULE 5(b) Due Diligence Materials.......................................S-44

SCHEDULE 6 Form of Tenant Estoppel Certificate..............................S-46

SCHEDULE 7(a) Pending New Tenant Leases and Tenant Lease Amendments.........S-50

SCHEDULE 8(a)(iii) Litigation...............................................S-51

SCHEDULE 8(a)(v)(C) Landlord Defaults.......................................S-52


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SCHEDULE 8(a)(v)(D) Tenant Defaults.........................................S-53

SCHEDULE 8(a)(v)(F) List of Security Deposits...............................S-54

SCHEDULE 8(a)(v)(F) Outstanding Tenant Improvement Obligations..............S-55

SCHEDULE 8(a)(vi)(C) Service Contract Defaults..............................S-56

SCHEDULE 8(a)(ix) List of Environmental Reports.............................S-57

SCHEDULE 8(a)(xii) Outstanding Leasing Commissions..........................S-58

SCHEDULE 8(a)(xiii) Leasing Brokerage Agreement.............................S-59

SCHEDULE 9(b)(iv) Form of Management and Exclusive Leasing
   Agreement With Lawler-Wood, LLC..........................................S-60

SCHEDULE 13(a)(i) Form of Special Warranty Deed.............................S-84

SCHEDULE 13(a)(ii) Form of Bill of Sale.....................................S-86

SCHEDULE 13(a)(iii) Form of Assignment and Assumption of Leases.............S-87

SCHEDULE 13(a)(iv) Form of Assignment and Assumption of
   Service Contracts and Intangible Property................................S-90

SCHEDULE 13(a)(vi) Form of Affidavit of Non-foreign Status..................S-93

SCHEDULE 13(a)(vii) Form of Seller's Closing Certificate....................S-94

EXHIBIT 1 TO SELLER'S CLOSING CERTIFICATE Listing of
   Defaults or Exceptions...................................................S-95

SCHEDULE 13(b)(v) Form of Buyer's Closing Certificate.......................S-96



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                         AGREEMENT OF PURCHASE AND SALE

        THIS AGREEMENT OF PURCHASE AND SALE ("Agreement") dated as of August 31, 2005 is between HPW FAMILY PARTNERSHIP, LLC, a Tennessee limited liability company, LAWLER FAMILY PARTNERSHIP, LLC, a Tennessee limited liability company, and RIVERVIEW PARTNERS, LLC, a Tennessee limited liability company ("Sellers" and collectively, "Seller"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company doing business as Behringer Harvard Funds ("Buyer").


                                    RECITALS

        A. Seller is the owner of a certain tract of land and an office building (the "Building") and other improvements thereon, collectively known as Riverview Tower, Knoxville, Tennessee.

        B. Seller desires to sell the Property (as hereinafter defined), and Buyer desires to acquire the Property from Seller.

        NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which is each hereby acknowledged, Seller and Buyer, intending to be legally bound hereby, agree as follows:

        1. AGREEMENT TO BUY AND SELL. Seller shall sell and convey to Buyer, and Buyer shall purchase and accept from Seller, all of Seller's right, title, estate, and interest in and to:

                (a) the land described on SCHEDULE 1(A), which is attached to and made a part of this Agreement, together with all easements, privileges, and appurtenant rights belonging or in any way appertaining to the land (collectively, the "Land");

                (b) the Building and other improvements, and all fixtures attached to the Land and Building (collectively, the "Improvements," and together with the Land, the "Real Property");

                (c) such furnishings, furniture, equipment, supplies, and other personal property, if any, as are, or will at Closing be, owned by any Seller and are currently located in or on the Real Property and used exclusively in the operation or maintenance of the Real Property, but excluding those items of personal property which are owned by tenants, licensees, or other third parties or which may be removed by such parties under the terms of their leases or which are listed on SCHEDULE 1(C), which is attached to and made a part of this Agreement, if any, on the Real Property (collectively, the "Personal Property"). The Personal Property is conveyed subject to depletions, replacements and additions in the ordinary course of Seller's business;

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                (d)     all leases and tenancies affecting the Real Property
described on SCHEDULE 1(D), which is attached to and made a part of this Agreement (collectively, the "Tenant Leases");

                (e) all other agreements, contracts, and contract rights (including equipment leases) pertaining to the Property to the extent assignable, including without limitation, those described on SCHEDULE 1(E), which is attached to and made a part of this Agreement (collectively, the "Service Contracts"); and

                (f) all intangible property owned by Seller and used in connection with the Real Property and Personal Property, including all trademarks and trade names (including any interest Seller may have in the name "Riverview Tower" and all logos and marks associated therewith) used in connection with the Property, all plans and specifications, if any, in the possession of Seller which were prepared in connection with the construction of the Improvements and all licenses, permits and warranties now in effect with respect to the Property, all to the extent assignable, without any warranty or recourse (collectively, the "Intangible Property").

        The Real Property, the Personal Property, the Tenant Leases, the Service Contracts and the Intangible Property are collectively referred to in this Agreement as the "Property".

        2.      PURCHASE PRICE.

                (a)     Subject to the charges and prorations set forth in
SECTION 12 of this Agreement, Buyer shall pay to Seller at Closing (as hereinafter defined) the sum of Forty-One Million & 00/100 Dollars ($41,000,000.00) (the "Purchase Price") for the purchase of the Property. The Purchase Price shall be payable by wire transfer of immediately available federal funds to Escrow Agent (as hereinafter defined) at Closing. To enable Seller to make conveyance as herein provided, Seller may, at the Closing, use the purchase money or any portion thereof to clear the title of any or all encumbrances or interests, provided that provision reasonably satisfactory to the Title Company is made at the Closing for prompt recording of all instruments so procured.

                (b) Purchaser will deposit the amount of two million dollars ($2,000,000.00) with Escrow Agent (as defined below) as earnest money to be held and disbursed pursuant to the terms of this Agreement (the "Deposit"), payable as follows: (i) the sum of one million dollars ($1,000,000.00) within two (2) Business Days following the execution and delivery of this Agreement by both parties; and (ii) the sum of one million dollars ($1,000,000.00) on the second
(2nd) Business Day immediately following the expiration of the Due Diligence Period. The Escrow Agent shall hold the Deposit in an interest-bearing account. If Buyer closes the transactions contemplated by this Agreement, the Deposit, together with all interest thereon, shall be applied to the Purchase Price. Otherwise, Escrow Agent shall disburse the Deposit, together with all interest thereon, to the party entitled to receive the Deposit as herein provided.

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        3.      ESCROW AGENT. Partners Title Company ("Escrow Agent"), having an address at 712 Main Street, Suite 2000E, Houston, Texas 77002-3218, Attention:
Reno Hartfiel, shall serve as escrow agent for the transaction contemplated in this Agreement.

        4.      TITLE; SURVEY.

                (a) Buyer shall obtain a commitment by Escrow Agent (also referred to herein as "Title Company") to issue an owner's policy of title insurance insuring the Real Property (the "Title Commitment") and deliver a copy of the Title Commitment, together with copies of the underlying recorded documents shown as exceptions in the Title Commitment, to Seller, prior to the expiration of the Due Diligence Period (as defined below). Buyer, at its option and expense, may obtain an ALTA survey (the "Survey").

                (b) Buyer, by giving written notice to Seller (i) on or before the date that is three (3) Business Days prior to the expiration of the Due Diligence Period (as defined below), may object to any title exception in the Title Commitment or any matter shown on the Survey or (ii) within three (3) Business Days of receipt of any continuation or update of the Title Commitment or any update to the Survey, may object to any title matter which appears for the first time in a continuation or update of the Title Commitment or an update of the Survey (collectively, "Title Objections").

                (c) If Buyer timely provides notice of any Title Objections pursuant to SECTION 4(B), Seller may, by giving notice to Buyer on or before the date that is three (3) Business Days after Buyer's objection notice, elect, at its discretion, either to remove such Title Objections or not to remove such Title Objections. Seller shall be deemed to have elected not to remove any such Title Objections unless Seller provides such notice and therein elects to remove any such objection in accordance with this SECTION 4(C). If Seller elects to remove any such Title Objection, Seller shall remove the Title Objection in question on or before the Closing Date (defined below). If Seller elects (or is deemed to have elected) not to remove any such Title Objection, Buyer shall have the right, by giving notice to Seller on or before the date that is three (3) Business Days after Seller's election not to cure (or deemed election not to cure), either to terminate this Agreement (in which case the Deposit shall be returned to Buyer as Buyer's sole and exclusive remedy) or to withdraw such objection and accept title to the Property subject to the title exception or survey matter in question. If Buyer does not exercise the right to terminate this Agreement in accordance with this SECTION 4(C), Buyer shall be deemed to have approved title to the Property subject to the Title Objections in question and to have withdrawn such Title Objections. If necessary as a result of Buyer's notice of Title Objections, the Closing Date shall be postponed until Buyer's right to terminate this Agreement has expired or by Seller for up to thirty (30) calendar days as Seller may deem necessary to remove such Title Objections.

                (d) Without limiting the provisions of SECTION 4(C) relating to Buyer's deemed approval, Buyer shall be deemed to have approved title to the Real Property as shown in the Title Commitment, any continuation or update of the Title Commitment, the Survey and any update of

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the Survey unless Buyer objects to any title exception or survey matter in accordance with this SECTION 4 and all such matters as well as any matters for which a Title Objection is made but subsequently withdrawn or deemed withdrawn pursuant to SECTION 4(C) are deemed approved by Buyer as "Permitted Exceptions".

                (e) At the Closing, Seller shall convey title to the Real Property to Buyer by a special warranty deed (the "Deed"), duly executed and acknowledged by Seller and in proper form for recording, conveying good and clear record marketable and insurable fee simple title to the Real Property to Buyer (or its nominee if specified in written notice from Buyer to Seller delivered at least seven (7) days prior to the Closing), subject to no exceptions other than (i) matters created by or to be assumed by Buyer; (ii) matters specifically set forth in this Agreement, if applicable; (iii) zoning, building ordinances and laws and provisions of existing and future laws, regulations, governmental restrictions, governmental requirements, ordinances, and orders (including, without limitation, any relating to building, zoning and environmental protection) as to the use, occupancy, subdivision or improvement of the Real Property; (iv) general and special real estate taxes and assessments that are a lien on the date of Closing, but are not yet due and payable; (v) roadways and highways; (vi) the leases set forth in the list of Tenant Leases attached as SCHEDULE 1(D) hereto, and any other leases consented to by Buyer in accordance with SECTION 7(A) below, and tenants in possession thereunder; (vii) any lien or encumbrance encumbering the Real Property as to which Seller shall deliver to Buyer, or to the Title Company at or prior to the Closing, payment sufficient to satisfy the obligations secured by such lien or encumbrance (in the case of liens or encumbrances, if any, which secure the payment of money) or proper instruments, in recordable form, which upon recordation will cancel such lien or encumbrance, together with any other instruments necessary thereto and the cost of recording and canceling the same (it being agreed that no such lien or encumbrance shall appear as an exception in the Owner's Title Insurance Policy described in SECTION 9(A)(IV) below); and (viii) the Permitted Exceptions. All of the foregoing exceptions shall be referred to collectively as the "Conditions of Title". At the Closing, Seller shall also convey by suitable instruments of transfer, without warranty, the Property other than the Real Property (the "Bill of Sale").

                (f) Notwithstanding the foregoing, however, Seller agrees to discharge any mortgage liens and other voluntary encumbrances securing the payment of money due and owing by Seller which currently exist or which may be placed on the Property by Seller at any time up to and including the date of Closing (collectively, "Monetary Liens"). Seller shall be responsible for any fees and/or penalties associated with Seller's prepayment of the existing debt secured by the Property.

                (g) Notwithstanding any provision of this Agreement to the contrary, if (i) there exists a dispute between Seller and Sun Life Assurance Company of Canada ("Existing Mortgagee") as to the amount Seller must pay in order to cause the lien held by Existing Mortgagee in respect of the Property to be released, (ii) after use of commercially reasonable efforts by Seller, such dispute is not resolved as of the Closing Date, and (iii) Seller is unable to

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reserve its rights against the Existing Mortgagee by paying the amount insisted upon by the Existing Mortgagee under protest, then Seller, at Seller's option by written notice given to Buyer not later than the second Business Day prior to the scheduled Closing Date, may extend the Closing for up to ten (10) days. Seller's failure to consummate the transaction that is the subject of this Agreement at the expiration of the extended time shall constitute a default by Seller hereunder entitling Purchaser to exercise the remedies set forth in
SECTION 15(B) below.

        5.      BUYER'S DUE DILIGENCE.

                (a) During the period from the date of this Agreement through five o'clock (5:00) p.m., Eastern time, on the date which is twenty (20) calendar days from the date of this Agreement (the "Due Diligence Period"), Buyer shall in accordance with this SECTION 5, in good faith and with diligence, at Buyer's sole cost and expense, review and investigate the environmental condition, structural elements and mechanical systems of the Property. Seller shall provide access to the Property at reasonable times, upon at least twenty-four (24) hour prior notice to Seller, for all inspections required by Buyer, which inspections shall be conducted in a manner not disruptive to the tenants or the operation of the Property. Buyer shall determine whether or not the Property is acceptable to Buyer within the Due Diligence Period. If, during the Due Diligence Period, Buyer determines, in its sole discretion, that the Property is not acceptable, Buyer shall have the right, by giving written notice to Seller on or before the last day of the Due Diligence Period, to terminate this Agreement. If Buyer exercises the right to terminate this Agreement in accordance with this Section 5, this Agreement shall terminate as of the date such termination notice is given by Buyer (subject to the survival of certain obligations of the Buyer as set forth in this Agreement), in which event the Deposit shall be returned to Buyer. If Buyer does not exercise the right to terminate this Agreement in accordance with this SECTION 5, this Agreement shall continue in full force and effect, and Buyer shall have no further right to terminate this Agreement pursuant to this SECTION 5.

                (b) Within ten (10) days after the date of this Agreement, Seller shall make available to Buyer at the Property the following items that Seller has in Seller's possession or control (collectively the "Due Diligence Materials"):

                        (i) all plans and specifications for the Property, unexpired warranties, title insurance policies and underlying exception documents, surveys, logs and manuals for building equipment, if any, and governmental reports and permits and the Environmental Reports (as defined in SECTION 8(a)(xi)). Seller shall also permit Buyer to examine the structural, mechanical, electrical, plumbing, roof, foundation, soils and environmental condition of the Real Property;

                        (ii) copies of property rent rolls for the preceding three (3) month period (which shall identify any rental concessions, right of first refusals, option to expand or purchase and exclusivity agreements currently in effect and shall include a summary of expiring space and renewal options for all Tenant Leases),

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                the Tenant Leases, all Service Contracts and all tenant and correspondence files relating to the foregoing;

                        (iii) all of Seller's books and records relating to the operation and maintenance of the Property for the past three
                (3) years including, without limitation, the following documents that Seller has in its possession or control:

                                (A) copies of all certificates of occupancy, licenses, permits, authorizations, and approvals required by law and issued by all governmental authorities having jurisdiction over the Property and copies of all certificates issued by the local board of fire underwriters (or other body exercising similar functions);

                                (B)     copies of each bill for current real
                        estate, personal property and possessory interest taxes, water charges and other utilities;

                                (C) income, expense (including a detailed list of all capital expenditures on the Property in excess of Ten Thousand Dollars ($10,000)), operating statements and audited property financial statements, if available.

                        (iv) all other items set forth on SCHEDULE 5(B) attached hereto and made a part hereof.

Buyer acknowledges and agrees that, to the best of Buyer's knowledge, Seller, as of the date of this Agreement, has furnished to Buyer the documents and materials required by this SECTION 5(B) and Schedule 5(b).

                (c) Notwithstanding anything to the contrary herein, Seller shall not be required to provide, copy or make available to Buyer (and the Due Diligence Materials shall not include) any internal memoranda, appraisals and valuation reports and similar information or information covered by the attorney-client privilege (collectively, the "Confidential Information"). Buyer acknowledges that the materials relating to the Property to be furnished by Seller to Buyer (whether copies are provided or made available at the Property or on-line) contain confidential and proprietary information. Buyer agrees to keep all such information confidential and not to disclose any such information to any third party except to the extent necessary to carry out Buyer's review and investigation of the Property or to obtain financing for the Property. However, notwithstanding the foregoing provisions, the provisions set forth in
SECTION 5(H) below, or anything else to the contrary contained in this Agreement
(i) Buyer may disclose Due Diligence Materials and information derived therefrom to its consultants, attorneys, accountants, prospective investors and lenders, and others who need to know the information for the purpose of assisting Buyer in connection with the transaction that is the subject of this Agreement; (ii) the foregoing covenant of confidentiality shall not be applicable to any

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information published by Seller as public knowledge or otherwise available in the public domain; (iii) Buyer shall be permitted to disclose such information as may be recommended by Buyer's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Buyer, including any required disclosures to the Securities and Exchange Commission; and (iv) any duty of confidentiality set forth in this Agreement shall terminate upon Closing. If Buyer exercises the right to terminate this Agreement in accordance with this SECTION 5, Buyer shall, within five (5) days after the termination date, return to Seller all copies of all materials relating to the Property theretofore furnished by Seller.

                (d) No representation or warranty in respect of any documents, reports, studies, information or other materials (including the accuracy or completeness thereof) are or shall be deemed to be made or provided by Seller relating thereto or to the Property or otherwise, and Buyer hereby acknowledges that no representations or warranties, either express or implied, were made by Seller (other than as expressly set forth in this Agreement or the documents and instruments executed by Seller in connection with this Agreement) with respect to any of the foregoing. To the extent any person or entity, other than Seller as expressly set forth herein, including any surveyors, appraisers, title agents, tenants, escrow agent, attorneys, architects, engineering consultants or environmental consultants, has made any representations or warranties (other than as expressly set forth in SECTION 8(A)) or any other statements (verbal or written) to Buyer, or provided any documents, reports, studies, information or other materials, Buyer acknowledges it shall have no claim or right of action against Seller arising therefrom, nor any right to rescind or revoke this Agreement on account thereof.

                (e) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or in connection with the activities and/or omissions of Buyer or any of Buyer's representatives, agents or contractors on or about the Property. The foregoing indemnification covenant shall survive any termination of this Agreement.

                (f) Buyer shall maintain, and shall ensure that its contractors, agents and third parties under its control maintain, public liability and property damage insurance from a licensed insurance company insuring Buyer and its representatives against any liability arising out of any entry or inspections of the Property pursuant to the provisions hereof. Such insurance shall be in the amount of Two Million Dollars ($2,000,000) (with respect to Buyer) and in the amount of One Million Dollars ($1,000,000) (with respect to Buyer's contractors, agents and third parties under its control) combined single limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. Any policy maintained by Buyer (and Buyer's agents) shall (i) insure the contractual liability of Buyer covering Seller, (ii) name the Seller as additional insureds, (iii) contain a cross-liability provision, (iv) contain a provision that the insurance provided by Buyer hereunder shall be primary and noncontributing with any other insurance available to such Seller, and (v) be in form and substance adequate to insure against all liability of Buyer and its agents arising out of any

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entry or inspections of the Property pursuant to the provisions of this Section.
Buyer shall provide Seller with evidence of such insurance coverage prior to any entry or inspection of the Property.

                (g) Buyer acknowledges and agrees that any and all inspections of the Property shall be subject to the rights of tenants under the Tenant Leases and shall be conducted in a manner not unreasonably disruptive to tenants or to the operation of the Property. With respect to meetings with tenants and subtenants, Seller agrees to permit Buyer to meet with tenants of the Property; provided, however, that Buyer must provide Seller with written notice of such said proposed meeting (which shall be arranged by Seller) at least two (2) Business Days prior thereto, and also provided that Seller's representative, at Seller's election, may be present at such meeting. Except as expressly set forth above, neither Buyer nor any of the Buyer's representatives shall contact tenants of the Property or make any inquiries of tenants of the Property. Seller shall make available to Buyer Seller's employees, representatives, contractors, building engineers, leasing agents and property managers (and their employees) at times and frequencies reasonably sufficient to allow Buyer to conduct its due diligence prior to the end of the Due Diligence Period. Seller shall have the right to have a representative present during any due diligence investigations conducted by Buyer at the Property. In the event Buyer or any of Buyer's representatives desire to conduct any physically intrusive due diligence, such as sampling of soils, inspection of building materials, roof inspections, drilling wells or the like, Buyer shall identify in writing exactly what procedures such party desires to perform and the identity of the contractor or consultant which will perform such work and request Seller's express prior written consent thereto, which consent Seller agrees not to unreasonably withhold. Upon receipt of Seller's written consent, Buyer and/or Buyer's representatives, as applicable, shall perform any and all due diligence strictly in compliance with any and all laws, ordinances, rules, regulations, permits and licenses applicable to the Property.

                (h) Subject to the provisions of SECTION 5(C), if the Closing does not take place for any reason whatsoever, Buyer shall not, directly or indirectly, disclose to any person or party or use in any manner (i) any of the Due Diligence Materials, (ii) any tests, studies, reports and other documentation relating to the Property provided to Buyer by third parties ("Buyer Reports"), or (iii) any other information of Seller acquired by Buyer with respect to Seller or the Property. This SUBSECTION 5(H) shall survive the termination of this Agreement. The Buyer Reports shall be delivered and to the extent assignable, assigned, to Seller, without any representation as to the accuracy or validity of such reports.

                (i) Buyer has advised Seller that Buyer (at Buyer's sole cost and expense) must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Buyer and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Buyer's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence (i) Seller shall,

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during normal business hours, allow Buyer's auditors reasonable access to such books and records maintained by Seller (and Seller's manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (ii) Seller shall use reasonable efforts to provide to Buyer such financial information and existing supporting documentation as are necessary for Buyer's auditors to prepare audited financial statements; (iii) Seller will make reasonably available for interview by Buyer and Buyer's auditors the manager of the Property or other agents or representatives of Seller responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (iv) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Buyer's auditors with a copy of such audited financial statements. If after the Closing Date Seller obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Seller shall promptly provide Buyer with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Seller's reasonable cooperation pursuant to this SECTION 5(I) shall not require Seller to (i) incur any out-of-pocket cost or expense (including but not limited to the fees and expenses of outside accountants) or (ii) create, prepare or generate any reports or financial records which do not currently exist. Buyer acknowledges and agrees that its preparation of audited financial statements shall not extend the Due Diligence Period, the date for Closing or constitute a closing condition and the sole purpose of this provision is to set forth Buyer's intent to have such audited financial statements prepared (either before or after Closing) and to confirm Seller's reasonable cooperation on the terms and subject to the limitations set forth herein.

        6. ESTOPPEL CERTIFICATES. Seller shall make commercially reasonable efforts to obtain and deliver to Buyer, no later than five (5) Business Days prior to the Closing Date (the "Estoppel Return Date"), a tenant estoppel certificate in substantially the form of SCHEDULE 6 attached hereto executed by each tenant at the Property; provided, however, the form of tenant estoppel certificate shall reflect appropriate changes thereto for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate. An executed tenant estoppel certificate in the form of SCHEDULE 6 (as such form may be changed for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate) is herein referred to as a "Tenant Estoppel". Seller shall deliver each Tenant Estoppel to Buyer (regardless of whether it complies with this Agreement) promptly following Seller's receipt thereof. Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Buyer to consummate the transaction that is the subject of this Agreement that Seller deliver to Buyer, on or before the Estoppel Return Date, Tenant Estoppels executed by (a) tenants leasing, in the aggregate, at least eighty-five percent (85%) of the total leased square footage at the Property, excluding the office space leased by American Apartment Management, Inc. and (b) each tenant that leases more than three thousand five hundred (3,500) square feet at the Property, excluding the office space leased by American Apartment Management, Inc. (such condition being herein referred to as the "Tenant Estoppel Condition"). In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Return Date, Seller shall not be in default under this Agreement and Buyer's sole and exclusive remedy and recourse shall be as follows: if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Return Date, then, for three (3) Business Days thereafter, Buyer shall have the option either to (i) waive the Tenant Estoppel Condition, (ii) extend the Closing Date for up to fourteen (14) days to allow Seller more time to obtain additional estoppel certificates; or
(iii) terminate this Agreement, in which event the Deposit shall be returned to Buyer. If Buyer elects to extend the Closing Date pursuant to clause (ii) of the preceding sentence and the Tenant Estoppel Condition is still not fulfilled on or before the expiration of the fourteen (14) day extension period, then Buyer may elect one of the options set forth in clauses (i) and (iii) of the preceding sentence, as its sole and exclusive remedy and recourse.

        7.      OPERATION OF THE PROPERTY PRIOR TO CLOSING/SELLER'S WORK.

                (a) On the date that is three (3) Business Days in advance of the end of the Due Diligence Period, Seller shall provide Buyer with updated lists of Tenant Leases and Service Contracts together with copies of all new Tenant Leases and Service Contracts. Between the date that is three (3) Business Days in advance of the end of the Due Diligence Period and the Closing Date, Seller shall not execute any additional lease or any contract affecting the Real Property or amend, modify, renew, extend or terminate any of the Tenant Leases or the Service Contracts in any material respect without the prior approval of Buyer, which approval shall not be unreasonably withheld or delayed, provided that Seller will not be obligated to obtain Buyer's written approval (i) if Seller is contractually obligated to take such action under the terms of any such Tenant Lease or Service Contract or (ii) to enter into any new Tenant Lease or amendment to a Tenant Lease currently under negotiation as described on, and on the terms set forth on, SCHEDULE 7(A) attached hereto.

                (b) Between the date of this Agreement and the Closing Date, Seller shall manage, operate, maintain and repair the Real Property and the Personal Property in the ordinary course of business in accordance with sound property management practice, keep the Real Property and the Personal Property in good repair and working order and sound condition, promptly give Buyer copies of written notices received by Seller asserting any material breach or default under the Tenant Leases or the Service Contracts or any material violation of any permits, covenants, conditions, restrictions, laws, statutes, rules, regulations or ordinances applicable to the Real Property or the Personal Property, and perform when due Seller's obligations under the Tenant Leases and the Service Contracts in accordance with the Tenant Leases, the Service Contracts and all applicable laws.

                (c) Between the date of this Agreement and the Closing Date, Seller shall keep or cause to be kept in force property insurance covering all buildings, structures, improvements, machinery, fixtures and equipment included in the Real Property insuring against risks of physical loss or damage, subject to standard exclusions, with such policy limits as Seller determines is prudent in the exercise of sound property management practices.

                (d) Buyer shall review and evaluate all Service Contracts during the Due Diligence Period and shall assume all Service Contracts as of the date of Closing; provided, however, that Buyer shall have the right to require Seller to terminate any Service Contract that Buyer elects not to assume (which election shall be evidenced by written notice from Buyer to Seller sent during the Due Diligence Period). If Buyer requests that Seller terminate a Service Contract, Seller shall terminate such contracts effective as of the date of Closing and contingent upon such Closing. Any fees or penalties associated with such termination shall be the sole responsibility of Seller. Seller shall terminate at the Closing all management contracts and leasing agreements affecting the Property, subject to the provisions of SECTION 9(B)(IV) below. Seller agrees to complete any documentation that may be required by a warrantor in order to consummate an assignment to Buyer of any assignable warranties included in the Property and to pay the cost of any fee required to transfer any such warranty (but excluding any charges related to continuation of such warranty from and after Closing).

        8.      REPRESENTATIONS AND WARRANTIES.

                (a) Seller represents and warrants to Buyer as follows as of the date of this Agreement:

                        (i) Sellers are limited liability companies duly organized and validly existing under the laws of the State of Tennessee and qualified to do business in the State of Tennessee, and Sellers have all necessary power and authority to: (A) carry on the business for which it has been organized;
                (B) own and operate the Property; and (C) enter into and perform Seller's obligations under this Agreement.

                        (ii) Seller has taken all actions required to be taken under the laws of the State of Tennessee and under each Seller's respective operating agreement to approve or authorize the execution and delivery of this Agreement and consummation of the transactions contemplated in this Agreement.

                        (iii) There is no litigation, proceeding, or action pending or, to Seller's actual knowledge, threatened against Seller or relating specifically to the Property, that could materially adversely affect the Property or its ownership or operation by Buyer, except as shown on SCHEDULE 8(A)(III).

                        (iv) Seller has received no written notice that there is any condemnation proceeding pending against the Real Property.

                        (v)     As to the Tenant Leases,

                                (A) the Tenant Leases constitute all of the leases and occupancy agreements affecting the Property, and are accurately listed on SCHEDULE 1(D) attached hereto.

                                (B) complete, true, and correct copies of all written leases disclosed on SCHEDULE 1(D), including all modifications and amendments thereof or thereto, have been or will be promptly made available to Buyer at the Property.

                                (C)     except as disclosed on SCHEDULE
                        8(A)(V)(C), which is attached to and made a part of this Agreement, Seller has not received written notice that it is in default in the performance of any covenant to be performed by the landlord under the Tenant Leases or that any tenant has any claims or offsets against Seller pursuant to the Tenant Leases. All Tenant Leases are in full force and effect.

                                (D)     except as disclosed on SCHEDULE
                        8(A)(V)(D), which is attached to and made a part of this Agreement, no tenant is in monetary default with respect to base rent and escalations and to Seller's actual knowledge no Tenant is otherwise in default in any material respect under its Tenant Lease.

                                (E) SCHEDULE 8(A)(V)(E), which is attached to and made a part of this Agreement, includes a list of security deposits held under the Tenant Leases, and identifies whether the same is held as cash, letter of credit, promissory note or otherwise.

                                (F)     except as disclosed on SCHEDULE
                        8(A)(V)(F), which is attached to and made a part of this Agreement, there are no amounts that have become due and payable by Seller for tenant improvements that were not paid to the extent required to have been paid and there is no work required to be completed by Seller that was not completed in accordance with the requirements of the Tenant Leases and there are no amounts which are owed to Tenants on account of tax refunds obtained by Seller.

                        (vi)    As to the Service Contracts,

                                (A)     the Service Contracts are accurately
                        listed on SCHEDULE 1(E) attached hereto, and there are no agreements, contracts or contract rights relating to the furnishing of services to the Property other than the Service Contracts.

                                (B) complete, true, and correct copies of all written Service Contracts disclosed on SCHEDULE 1(E), including all modifications and amendments thereof or thereto, have been or will be promptly made available to Buyer at the Property.

                                (C)     except as disclosed on SCHEDULE
                        8(A)(VI)(C), which is attached to and made a part of this Agreement, Seller has not received written notice that it is materially in default in the performance of any covenant to be performed by Seller under the Service Contracts, or that any party to the Service Contracts has any claims or offsets against Seller pursuant to the Service Contracts.

                        (vii) Seller has received no written notice from a public authority that there are contemplated improvements to or adjoining the Real Property by a public authority, the costs of which are to be assessed as special taxes against the Real Property.

                        (viii) Seller has received no written notice from any governmental agency that the Real Property is in violation of applicable statutes, laws, regulations, rules, ordinances, orders, permits, approvals, licenses or agreements of any kind, including, without limitation, Environmental Laws.

                        (ix) Attached hereto as SCHEDULE 8(A)(IX) is a list of all environmental/hazardous waste studies and reports relating to the Property which are in Seller's possession or control (the "ENVIRONMENTAL Reports"). Seller has furnished to Buyer true and complete copies of the Environmental Reports, which are delivered subject to the provisions of SECTION 5(D). Except as set forth in the Environmental Reports, to Seller's actual knowledge, no Hazardous Materials are located on or within the Real Property.

                        (x) None of the Sellers are a "foreign person" as defined in section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

                        (xi) Except as expressly set forth in SECTION 19 below, Seller has not dealt with any real estate broker or finder in connection with the sale of the Property to Buyer or this Agreement so as to entitle such other dealer, agent, or broker to receive any commission or fee in connection with sale of the Property to Buyer.

                        (xii) Except as set forth on SCHEDULE 8(A)(XII) there are no outstanding leasing commissions owed for the base term (excluding renewals, expansions or extensions) of Tenant Leases.

                        (xiii) Seller is not a party to any leasing brokerage agreements for which Buyer would be responsible except for those listed on SCHEDULE 8(A)(XIII).

                        (xiv) Neither the execution of this Agreement nor the consummation of the transactions contemplated in this Agreement will constitute a violation of, be in conflict with, or constitute a default under (or with the passage of time or delivery of notice, or both, would constitute a default under) any term or provision of Sellers' respective articles of organization and operating agreement, as the case may be, or any other agreement or other instrument to which Seller is bound.

                        (xv) Seller has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                (b)     Buyer represents and warrants to Seller as follows:

                        (i) Buyer is a Delaware limited liability company, duly organized, validly existing and in good standing under the laws of Delaware, and Buyer has and will have on the Closing Date all necessary power and authority to: (A) carry on the business for which it has been organized; (B) own and operate the Property; and (C) enter into and perform Buyer's obligations under this Agreement.

                        (ii) Buyer has taken all actions required to be taken under the laws of Delaware and under Buyer's articles of organization, operating agreement, and other organizational documents, to approve or authorize the execution and delivery of this Agreement and consummation of the transactions contemplated in this Agreement. The individual executing this Agreement is duly authorized to bind the Buyer.

                        (iii) Neither the execution of this Agreement nor the consummation of the transactions contemplated in this Agreement will constitute a violation of, be in conflict with, or constitute a default under (or with the passage of time or delivery of notice, or both, would constitute a default under) any term or provision of Buyer's partnership agreement, articles of incorporation and by-laws or articles of organization and operating agreement, as the case may be, or any other agreement or other instrument to which Buyer is bound.

                        (iv) Buyer has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer's assets,
                (D) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                (c) When the phrase "to Seller's actual knowledge" or similar phrase is used with respect to Seller, it shall (i) be limited to the actual knowledge of J. Wayne Roquemore, Joe E. Petre, James Oaks and Randall L. Gibson only, (ii) be deemed to refer to the current actual, not implied, constructive or imputed, knowledge of such person, as of the times expressly indicated only, and without any obligation to make any independent investigation of, or any implied duty to investigate, the matters being represented and warranted, or to make any inquiry of any other persons, or to search or to examine any files, records books, correspondence and the like, and (iii) not be construed to refer to the knowledge of any other beneficial owner, officer, director, employee, shareholder or agent of Seller. There shall be no personal liability on the part of the individual named above arising out of any representations or warranties made herein or otherwise.

                (d) To the extent a tenant estoppel or other certificate is provided to Buyer which sets forth information with respect to any item as to which Seller has made a representation or warranty, then Seller's representation and warranty with respect to such information will thereafter be null and void and of no further force and effect and Buyer shall rely on the information in the tenant estoppel certificate.

                (e) If after the date of this Agreement but prior to the Closing, Buyer obtains knowledge that any of Seller's representations and warranties are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller notice thereof within five (5) Business Days of obtaining such knowledge (but, in any event, prior to the Closing). If after the date of this Agreement but prior to the Closing, Seller obtains actual knowledge that any of Seller's representations and warranties are untrue, inaccurate or incorrect in any material respect (after taking into account any and all modifications to Seller's representations and warranties effected pursuant to paragraph (d) above), Seller shall give Buyer notice thereof within five (5) Business Days of obtaining such actual knowledge (but, in any event, prior to the Closing). In either such event, Seller shall have the right to cure such misrepresentation or breach and, unless Buyer waives any such misrepresentation or breach, shall be entitled to a reasonable adjournment of the Closing (not to exceed forty-five
(45) days), Seller hereby reserving the right, in its sole discretion, at any time during such period of adjournment to notify Buyer that it no longer elects to endeavor to effect any such cure, in which event Buyer shall have forty-eight
(48) hours including one full Business Day from receipt of such notice in which to notify Seller of its election as provided in the next succeeding sentence. If Seller is unable or elects not to so cure any such misrepresentation or breach, then Buyer, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches or representations or warranties and consummate the transactions without any reduction of or credit against the Purchase Price, or (ii) to terminate this Agreement by notice given to Seller on the Closing Date, in which event this Agreement shall terminate, the Deposit and all interest thereon shall be returned to Buyer and neither party shall have any further liability to the other hereunder, except as otherwise provided herein. The untruth, inaccuracy or incorrectness of Seller's representations and warranties shall be deemed material only if Buyer's aggregate damages resulting from any such untruths, inaccuracies or incorrectness are reasonably estimated to exceed Fifty Thousand & 00/100 Dollars ($50,000.00).

                (f)     The representations and warranties set forth in this
SECTION 8 shall survive for the period of twelve (12) months after the consummation of the transactions contemplated by this Agreement and the recording of the Deed and Seller shall be liable to Buyer hereunder for a breach of a Seller's representations with respect to which a claim is made by Buyer against Seller, in a writing delivered to Seller, on or before the date that is twelve (12) calendar months after the date of the Closing. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of all Sellers for breaches of Sellers' representations shall not exceed the lesser of Buyer's actual damages and Two Million & 00/100 Dollars ($2,000,000.00) in the aggregate, nor shall any claim be made for any item unless the claims for all such breaches collectively aggregate more than Fifty Thousand & 00/100 Dollars ($50,000.00). Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law or in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the transaction, as the result of any of Seller's representations being untrue, inaccurate or incorrect if Buyer had actual knowledge at the time of the Closing that such representation or warranty was untrue, inaccurate or incorrect.

        9.      CONDITIONS PRECEDENT TO CLOSING.

                (a) Buyer's obligations under this Agreement are expressly conditioned upon completion or satisfaction of the following matters on or prior to the Closing Date:

                        (i) Seller shall have deposited with the Escrow Agent all documents required of Seller to be delivered into Escrow hereunder;

                        (ii) Seller shall not be in material default of its obligations hereunder; provided that Buyer shall have provided notice to Seller of such default and Seller shall have the right to cure such default and, unless Buyer waives any such default, Seller, at its option, shall be entitled to a reasonable adjournment of the Closing (not to exceed five (5) days from the later of the originally scheduled Closing Date or Seller's receipt of notice from Buyer of the default) in which to effect such cure, subject to the provisions of SECTION 4(G) above;

                        (iii) The representations and warranties of Seller contained in SECTION 8(A) of this Agreement shall be true and correct in all material respects as of the Closing Date, subject to SECTION 8(E) above;

                        (iv) The Title Company shall be prepared to issue to Buyer an ALTA Owner's Title Insurance Policy, with such endorsements as Buyer has specified and which the Title Company has included in its commitment issued prior to the expiration of the Due Diligence Period, and with liability equal to the total purchase price for the Property, insuring Buyer that fee title to the Property is vested in Buyer subject only to the Conditions of Title; and

                        (v) The Tenant Estoppel Condition shall have been satisfied.

                (b) Seller's obligations to perform hereunder are expressly contingent and conditional upon the satisfaction of the following:

                        (i) Buyer shall have deposited or have caused to be deposited with the Escrow Agent all documents and funds required of Buyer to be deposited into Escrow or paid hereunder;

                        (ii) Buyer shall not be in material default of its obligations hereunder; provided that Seller shall have provided notice to Buyer of such default and Buyer shall have the right to cure such default and, unless Seller waives any such default, Buyer, at its option, shall be entitled to a reasonable adjournment of the Closing (not to exceed five (5) days from the later of the originally scheduled Closing Date or Buyer's receipt of notice from Seller of the default) in which to effect such cure;

                        (iii) The representations and warranties of Buyer contained in SECTION 8(B) of this Agreement shall be true and correct in all material respects as of the Closing Date; and

                        (iv) Buyer or its assignee shall have executed a management and exclusive leasing agreement with Lawler-Wood, LLC in a form substantially identical to that attached hereto as
                SCHEDULE 9(B)(IV).

                (c) The parties acknowledge that the conditions precedent set forth in SUBSECTION (A) above are for the benefit of Buyer and that the conditions precedent set forth in SUBSECTION (B) above are for the benefit of Seller. Unless otherwise specifically set forth herein, the date by which the conditions precedent must be satisfied shall be the Closing Date. If any of the conditions precedent set forth in SUBSECTION (A) or SUBSECTION (B) above are not satisfied on or before the date by which they are required to be satisfied, the party for whose benefit the condition precedent exists shall have the right to terminate this Agreement by written notice of termination given to the other party on or before the Closing Date or, if earlier, within ten (10) days after the date by which the condition must be satisfied. If such notice of termination is given, Escrow Agent shall return all documents and funds previously deposited into escrow to the party so depositing same, except if the events described in SUBSECTIONS 9(B)(I) THROUGH (IV) are not satisfied, the Deposit shall be transferred to Seller and neither party shall have any further liability to the other hereunder, except as otherwise provided herein. Notwithstanding the foregoing, a party for whose benefit the condition precedent exists shall have the right to waive satisfaction thereof, in which event this Agreement shall proceed to Closing as otherwise provided herein. Unless notice of failure to satisfy conditions precedent is given as above provided, all conditions precedent shall be deemed satisfied.

        10.     RISK OF LOSS.

                (a) If, before the Closing Date, the improvements on the Property are damaged by any insured casualty and the cost to restore such improvements, as reasonably determined by Buyer, is more than ten percent (10%) of the Purchase Price, Buyer shall have the right, by giving notice to Seller within ten (10) days after Seller gives notice of the occurrence of such casualty to Buyer, to terminate this Agreement, in which event this Agreement shall terminate and the Deposit shall be returned to Buyer. If, before the Closing Date, the improvements on the Property are damaged by any casualty not covered by insurance and the cost to restore such improvements, as reasonably determined by Seller and Buyer, is more than One Million & 00/100 Dollars ($1,000,000.00), Seller and Buyer each shall have the right, by giving notice to the other within ten (10) days after Seller gives notice of the occurrence of such casualty to Buyer, to terminate this Agreement, in which event this Agreement shall terminate and the Deposit shall be returned to Buyer. If, before the Closing Date, the improvements on the Property are damaged by any insured casualty and the cost to restore such improvements, as reasonably determined by Buyer, is less than ten percent (10%) of the Purchase Price, or the improvements on the Property are damaged by any casualty not covered by insurance and the cost to restore such improvements, as reasonably determined by Seller and Buyer, is One Million & 00/100 Dollars ($1,000,000.00) or less, or either Seller or Buyer has the right to terminate this Agreement pursuant to either of the preceding sentences but neither Seller nor Buyer exercises such right, then this Agreement shall remain in full force and effect and, on the Closing Date, any insurance proceeds (or, if not theretofore received, the right to receive such proceeds) payable to Seller on account of the damage shall be transferred to Buyer and the amount of any deductible under Seller's insurance policy to the extent of the restoration cost as reasonably determined by Buyer (or, in the case of an uninsured casualty, the restoration cost as reasonably determined by Seller and Buyer) shall be a credit to Buyer against the total purchase price for the Property. Seller shall give notice to Buyer reasonably promptly after the occurrence of any damage to the improvements on the Property by any casualty. If necessary, the Closing Date shall be postponed until Seller has given any notice to Buyer required by this SECTION 10(A) and the period of ten
(10) days described in this SECTION 10(A) has expired.

                (b) If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of any part of the Property, Buyer shall have the right, by giving notice to Seller within ten (10) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate and the Deposit shall be returned to Buyer. Seller shall give notice to Buyer reasonably promptly after Seller's receiving notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Property. If necessary, the Closing Date shall be postponed until Seller has given any notice to Buyer required by THIS SECTION 10(B) and the period of ten (10) days described in this SECTION 10(B) has expired.

        11. CLOSING. Payment of the purchase price and the closing hereunder ("the Closing") shall take place at 3:00 p.m. Eastern Time on that date which is thirty (30) calendar days after the expiration of the Due Diligence Period (the "Closing Date"); provided, however, that if the thirtieth (30th) calendar day after the expiration of the Due Diligence Period is not a Tuesday, Wednesday or Thursday, then the Closing Date shall be the first Tuesday following the thirtieth (30th) calendar day after the expiration of the Due Diligence Period. Except as otherwise provided herein, such date and time may not be extended without the prior written approval of both Seller and Buyer. If Buyer is not otherwise in default hereunder, Buyer shall have the right to extend the Closing Date for one (1) period of thirty (30) calendar days upon payment of an additional Deposit in the amount of five hundred thousand dollars ($500,000.00), delivered to the Escrow Agent, on or before the Closing Date, which amount shall be held, applied and/or disbursed in the same manner as the Deposit described in
SECTION 2(B) above. Closing shall occur by delivery of documents into escrow with Escrow Agent; provided, however, upon written notice by either party to the other not less than three (3) Business Days prior to the Closing Date that an in-person Closing is required, the Closing shall take place at the offices of Escrow Agent.

        12.     PRORATIONS AND CHARGES.

                (a) At Closing, Buyer and Seller shall prorate as of the Closing Date those items of income and expense that are capable of an exact determination. For those items of income and expense that are incapable of an exact determination as of the Closing Date, Buyer and Seller shall make a good faith estimate of the closing prorations using the most recent ascertainable amounts of or other reliable information in respect to each such item of income and expense. Real estate taxes and assessments that are not yet due and payable shall be apportioned using the rates and valuation shown on the latest available tax bill. If percentage rent is payable pursuant to any of the Tenant Leases, Seller shall be entitled to its prorata share of any percentage rent under any Tenant Lease for any lease year which includes the Closing Date, and the proration shall be based on a fraction, the numerator of which shall be the number of days in such lease year before Closing and the denominator of which shall be the total number of days in such lease year, applied to the actual percentage rent due under any such Tenant Lease for the applicable lease year. Seller shall prepare calculations for any tenant reconciliations of operating expenses and taxes for the calendar year 2005 and Buyer shall cooperate with Seller, including providing copies of invoices, distributing the notices to tenants thereof and collecting any underpayments thereof. Buyer and Seller shall use their best efforts to obtain an exact determination of the remaining items of income and expense as soon as possible after Closing. In any event, on or before March 31, 2006, Buyer shall deliver a report to Seller, indicating which estimated closing items have been determinable, together with such documentation enabling Buyer to make such exact determination and the amount either owed by, or owed to, Seller. Seller shall have twenty (20) days to review such report and indicate its approval of such determinations. After approval of such report or after receipt of the actual bill for real estate taxes and/or percentage rent, if Buyer owes money to Seller, Buyer shall promptly pay such overage to Seller, or if Seller owes Buyer money, Seller shall promptly pay the amount so owed to Buyer. This provision shall survive the Closing and the recording of the Deed for a period of one year and shall not be merged thereby and except as provided in SECTION 12(B) below, any items that have not been determined at such time shall be finally paid on the basis of estimates. For purposes of computing any prorations required under this Section, the Closing Date shall be a day of income and expense to Buyer unless the Closing Date occurs on the last day of a month, in which event the Closing Date shall be a day of income and expense to Seller.

                (b) Buyer shall be responsible for all improvement, moving, relocation or other payments, credits, allowances or obligations to tenants (including any parking subsidy obligations) and leasing commissions for (i) all Tenant Leases executed after Closing; and (ii) any new Tenant Leases or amendments or extension of any existing Tenant Leases executed after the date of this Agreement but prior to Closing and approved by Buyer during the term of and pursuant to this Agreement including, without limitation those new Tenant Leases and amendments or extensions of existing Tenant Leases set forth on SCHEDULE 7(A) if on the terms set forth in SCHEDULE 7(A). Seller shall be responsible for all improvement, moving, relocation or other payments, credits, allowances or obligations to tenants (including any parking subsidy obligations) and leasing commissions for all Tenant Leases executed prior to the date of this Agreement; provided that Buyer shall be responsible for any and all payments, credits, allowances or obligations to tenants (including any parking subsidy obligations) and leasing commissions due: (i) upon the exercise of any unexercised extension, renewal or expansion option under any Tenant Lease, whenever executed; and (ii) under any new Tenant Lease or amendment or extension of any existing Tenant Lease executed after the date of this Agreement but prior to Closing and approved by Buyer during the term of and pursuant to this Agreement including, without limitation, those new Tenant Leases and amendments or extensions of existing Tenant Leases set forth on SCHEDULE 7(A) if on the terms set forth in
SCHEDULE 7(A). This SECTION 12(B) shall survive the Closing.

                (c) If on the Closing Date, any tenant is delinquent in the payment of rent or any other monetary obligations, such delinquent rent shall remain the property of Seller and no proration with respect thereto shall be made at Closing. Seller shall have the right to collect the same from such Tenant, including the right to sue such Tenant for nonpayment of rent, provided Seller may not seek to evict such tenant, terminate such Tenant's Lease or seek possession of the premises demised pursuant to such Tenant's Lease. If Buyer receives any amount from such tenant after Closing, Buyer shall apply the same to the most current monthly rental obligations and any remainder to the most recent month of past due rent and remit such remainder to Seller to the extent that such receivable is the property of Seller. Buyer shall bill and use commercially reasonable efforts to collect such arrearages. This SECTION 12(C) shall survive the Closing.

                (d)     At Closing, Seller shall be charged the following:

                        (i)     prorated general real estate taxes and
                assessments;

                        (ii) prorated charges for Service Contracts and any other obligations assumed by Buyer for which payments are made in arrears;

                        (iii) prorated prepaid rents and other charges prepaid under the Tenant Leases;

                        (iv) security deposits held in cash by Seller pursuant to the Tenant Leases;

                        (v)     one-half (1/2) of the escrow fee;

                        (vi) the brokerage fees payable to Lawler-Wood, LLC in connection with this transaction, as required by SECTION 19 of this Agreement;

                        (vii)   Seller's attorneys' fees; and

                        (viii) costs of discharging and releasing all Monetary Liens.

                (e)     At Closing, Buyer shall be charged the following:

                        (i) charges paid in advance by Seller relating to periods post-Closing for items assumed by Buyer;

                        (ii) cost of recording the Deed and such other instruments as Buyer or Buyer's title company may consider necessary or desirable to be recorded;

                        (iii) cost of Buyer's title insurance policy and, subject to the provisions of SECTION 4(E)(VIII) of this Agreement (as expressly undertaken and assumed by Seller, at its option), any endorsements thereto to insure over any title defect;

                        (iv) the cost of any transfer taxes or deed stamps required to record the Deed;

                        (v)     one-half (1/2) of the escrow fee;

                        (vi) the cost of the Survey and all expenses and costs related to Buyer's due diligence;

                        (vii) the brokerage fees payable to Site Systems, Inc. in connection with this transaction, together with any other amounts payable by Buyer pursuant to SECTION 19 of this Agreement; and

                        (viii)  Buyer's attorneys' fees.

        13.     INSTRUMENTS OF CONVEYANCE AND OTHER DOCUMENTS.

                (a) On or prior to the Closing Date, Seller shall deposit with Escrow Agent the following documents, fully and properly executed to the extent applicable:

                        (i) the Deed in the form of SCHEDULE 13(A)(I), which is attached to and made a part of this Agreement;

                        (ii) a bill of sale (the "Bill of Sale") in the form of SCHEDULE 13(A)(II), which is attached to and made a part of this Agreement, made without warranty other than the conveyance to Buyer of good title to the Personal Property, free and clear of all liens and encumbrances;

                        (iii) a counterpart assignment and assumption of the Tenant Leases (the "Assignment of Leases"), in the form of
                SCHEDULE 13(A)(III), which is attached to and made a part of this Agreement, pursuant to which Seller assigns and Buyer assumes all of Seller's right, title, obligations, and interest as lessor under the Tenant Leases;

                        (iv) a counterpart assignment and assumption of the Service Contracts and the Intangible Property (the "Assignment of Service Contracts and Intangible Property"), in the form of
                SCHEDULE 13(A)(IV), which is attached to and made a part of this Agreement, pursuant to which Seller assigns and Buyer assumes all of Seller's right, title, obligations and interest in and to the Service Contracts which are not terminated as hereinabove provided and the Intangible Property;

                        (v) a counterpart settlement statement (the "Settlement Statement") setting forth the Purchase Price and all amounts charged against Seller pursuant to SECTION 12 of this Agreement;

                        (vi) an affidavit in the form of SCHEDULE 13(A)(VI), which is attached to and made a part of this Agreement, regarding the non-foreign status of Seller;

                        (vii) a closing certificate (the "Seller's Closing Certificate") in the form of SCHEDULE 13(A)(VII), which is attached to and made a part of this Agreement, stating that, to the actual knowledge of Seller, there is no default under the covenants, representations and warranties of Seller contained in this Agreement and, in addition, that all such representations and warranties are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (or specifying in reasonable detail any defaults or exceptions that may then exist), subject to each of the limitations and conditions in SECTION 8 of this Agreement;

                        (viii) a letter to each tenant identified on SCHEDULE 1(D) of this Agreement and any other tenant under a lease approved in accordance with SECTION 7(A) hereof, stating that the Property has been conveyed to Buyer as of the Closing Date and advising each tenant that all payments of rent due for the period after Closing and all other future correspondence regarding the Property should be delivered to Buyer (the "Tenant Letters");

                        (ix) such customary affidavits, evidence and documents as may be reasonably required by Buyer's title company in order to issue so-called owner's and lender's title insurance policies insuring Buyer's title to the Property, as relate to
                (i) mechanics' or materialmen's liens; (ii) parties in possession; and (iii) the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale of the Property; and

                        (x) to the extent any security deposit is held by Seller in the form of a letter of credit, the original of such letter of credit together with instruments of transfer required by the issuer in order to have the letter of credit reflect Buyer as beneficiary. Seller shall cooperate with Buyer in obtaining the transfer of any such letters of credit and shall be responsible for all costs incurred in transferring any such letters of credit, such obligations to survive the Closing. To the extent the security deposit is in the form of a promissory note or other instrument, the original thereof together with an endorsement or other appropriate instrument of assignment.

                (b) On or prior to the Closing Date, Buyer shall fully execute and deposit with Escrow Agent the following documents and funds:

                        (i) the Purchase Price, subject to the closing adjustments contemplated hereby;

                        (ii) such evidence or documents as may reasonably be required by Buyer's title company evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

                        (iii)   a counterpart Assignment of Leases;

                        (iv) a counterpart Assignment of Service Contracts and Intangible Property;

                        (v) a certificate ("Buyer's Closing Certificate") in the form of SCHEDULE 13(B)(V), which is attached to and made a part of this Agreement, stating that there is no default under the covenants, representations and warranties of Buyer contained in this Agreement and, in addition, that, to Buyer's actual knowledge, all such representations and warranties are true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date (or specifying in reasonable detail any defaults or exceptions that may then exist);

                        (vi) a counterpart Settlement Statement setting forth the Purchase Price and all amounts applied on behalf of or charged against Buyer pursuant to SECTION 12 of this Agreement; and

                        (vii) the management and exclusive leasing agreement with Lawler-Wood, LLC.

        14. DELIVERY AND PAYMENT. Upon consummation of the transactions contemplated in this Agreement, Escrow Agent shall disburse funds and documents as follows:

                (a)     To Seller:

                        (i) the Purchase Price, less amounts charged to Seller;

                        (ii) executed originals of the documents and other deliveries listed in SECTION 13(B) above; and

                        (iii) the balance, if any, in the escrow account to the credit of Seller by check or by wire transfer payable to Seller.

                (b)     To Buyer:

                        (i) the Deed, the Assignment of Leases and title clearing documents (each of which may be released by Escrow Agent for recording contemporaneously with the Closing pursuant to usual and customary escrow instructions for major commercial real estate transactions in Knoxville, Tennessee);

                        (ii) executed originals of the documents and other deliveries listed in SECTION 13(A) above, except as provided in
                (i) above; and

                        (iii) the balance, if any, in the escrow account to the credit of Buyer by check or by wire transfer payable to Buyer.

        At Closing, Seller shall deliver, or cause its property manager to deliver, to Buyer, to the extent in Seller's or property manager's possession, the original executed copies of all Tenant Leases and Service Contracts, the original plans and specifications for the Improvements, building permits, certificates of occupancy, and such other certificates, licenses, and permits as may relate to the operation of the Property, and the originals or photocopies of all books, accounts, and records relating to the Property.

        15.     BREACH.

                (a) If Buyer shall refuse or fail to consummate the transaction that is the subject of this Agreement in violation of Buyer's obligations hereunder, the Deposit shall be retained by Seller, as Seller's sole and exclusive remedy, as liquidated and exclusive damages, and both parties shall be relieved of and released from any further liability hereunder except for those obligations which specifically survive termination. Seller and Buyer acknowledge and agree that (a) it would be extremely difficult to accurately determine the amount of damages suffered by Seller as a result of Buyer's default hereunder; (b) the Deposit is a fair and reasonable amount to be retained by Seller as agreed and liquidated damages for Buyer's default under this Agreement; and (c) retention by Seller of the Deposit upon Buyer's default hereunder shall not constitute a penalty or a forfeiture. As to any breach of this Agreement by Buyer or Escrow Agent (other than refusal or failure to consummate the transaction that is the subject of this Agreement), Seller shall have the remedies available at law, equity, and as otherwise provided for by this Agreement.

                (b) If Seller shall refuse or fail to convey the Property to Buyer in violation of Seller's obligations hereunder for any reason other than a default by Buyer under this Agreement or otherwise be in breach of any other material covenant herein contained (but excluding the failure or non-occurrence of a condition to closing not involving default by Seller, including but not limited to the Tenant Estoppel Condition), Buyer shall elect as its sole remedy hereunder either (i) to terminate the Agreement and recover the Deposit and Seller shall reimburse Buyer its out of pocket third party costs in connection with this transaction up to a maximum of Two Hundred Thousand Dollars ($200,000.00), or (ii) to seek specific performance of Seller's obligation to convey the Property pursuant to this Agreement, provided that in no event shall Seller be obligated to undertake any of the following: (x) change the condition of the Property or restore the same after fire or casualty; (y) except as provided in SECTION 4(F) of this Agreement, expend money or post a bond to remove or insure over a title defect or encumbrance or to correct any matter shown on a survey of the Property; or (z) secure any permit, approval, waiver or consent from any governmental authority with respect to the Property or Seller's conveyance thereof. As to any breach of this Agreement by Seller other than refusal or failure to convey the Property as required by this Agreement, Buyer shall have the remedies available at law, equity, and as otherwise provided for by this Agreement.

                (c) If a dispute arises between Buyer and Seller as to the right to receive the Deposit, Escrow Agent shall promptly institute an interpleader action in a court located in Knox County, Tennessee and shall, subject to the applicable statute, rules and/or order of the court, place the Deposit with the Clerk of such court pending a resolution by the court as to whether Buyer or Seller is entitled to receive the Deposit. In such proceeding, the court may require a party that has taken an unreasonable position as to the Deposit to pay the attorney's fees, costs, and expenses of the other party(ies). If the Escrow Agent fails or refuses to promptly transfer the Deposit as described above, Buyer or Seller shall be entitled to specifically enforce the provisions of this SECTION 15(C) and Escrow Agent shall reimburse Buyer and Seller for its attorney's fees, expenses and costs incurred in obtaining Escrow Agent's compliance with the applicable provisions of this Agreement.

        16.     NO OUTSIDE REPRESENTATIONS/AS-IS SALE.

                (a) This Agreement, including the Schedules attached hereto and incorporated herein, contains all of the terms and conditions agreed upon, it being understood that there are no outside representations or oral agreements. Any modification of this Agreement shall be in writing and shall be signed by Seller and Buyer.

                (b) The Property is being sold in an "AS IS, WHERE IS" condition and "WITH ALL FAULTS". Except for Seller's representations as set forth in SECTION 8(A), if applicable, no representations or warranties, express, implied or arising by operation of law, have been made or are made and no responsibility has been or is assumed by Seller or by any partner, officer, person, firm, agent, attorney, or representative acting or purporting to act on behalf of Seller as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof. Buyer acknowledges that it has and will thoroughly inspect and examine the Property, directly and through agents of Buyer with expertise. Any and all express and/or implied warranties are hereby disclaimed. The parties agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Agreement and the schedules and exhibits hereto annexed, which, along with any confidentiality agreements or access agreements that have been or may be entered into between the parties, alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or such schedules or exhibits. To the extent that Seller has provided to Buyer access or use of a physical or electronic data room or internet site (any such form of access or use referred to as "Data Room"), the Due Diligence Materials or information from any inspection, engineering or environmental reports concerning asbestos or any hazardous materials or harmful or toxic substances, except as set forth in
SECTION 8(A)(IX) of this Agreement, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such Data Room, Due Diligence Materials or reports. Buyer acknowledges that Seller has requested that Buyer inspect the Property fully and carefully and investigate all matters relevant thereto and that Buyer relies solely upon the results of Buyer's own inspections or other information obtained or otherwise available to Buyer, rather than any information that may have been provided by Seller to Buyer. Buyer expressly understands and acknowledges that it is possible that unknown liabilities may exist with respect to the Property and Buyer explicitly took that possibility into account in determining and agreeing to the Purchase Price.

                (c) The provisions of this SECTION 16 shall survive the Closing and delivery of the Deed and shall not be merged thereby.

        17. SURVIVABILITY. Except for the rights and obligations of Seller and Buyer in SECTIONS 5, 7 (BUT ONLY AS TO A BREACH BY SELLER PRIOR TO THE CLOSING DATE), 8, 12, 16, 19, 22 AND 29 of this Agreement and the obligations of Buyer in SECTION 5 hereof, which by their express terms shall survive, none of the rights and obligations of Buyer and Seller shall survive the Closing or the termination of this Agreement.

        18. NOTICES. All notices, requests, approvals, consents and other communications required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed validly given (a) immediately upon hand delivery, (b) one (1) day following deposit with a courier or express service guaranteeing overnight delivery, (c) three (3) postal delivery days after deposit in the U.S. mails by certified mail, return receipt requested, or
(d) immediately upon the telephonically confirmed receipt of a facsimile transmission, addressed as follows:

               If to Seller:            HPW Family Partnership, LLC
                                        Lawler Family Partnership, LLC
                                        Riverview Partners, LLC
                                        900 South Gay Street
                                        Suite 1600 Riverview Tower
                                        Knoxville, Tennessee  37902
                                        Telephone: (865) 637-7777
                                        Facsimile: (865) 549-7400

               with copies to (which    Timothy M. McLemore
               alone shall not          Gentry, Tipton & McLemore, P.C.
               constitute notice):      900 South Gay Street
                                        Suite 2300 Riverview Tower
                                        Knoxville, Tennessee  37902
                                        Telephone: (865) 525-5300
                                        Facsimile: (865) 523-7315

               If to Buyer:             Harvard Property Trust, LLC
                                        15601 Dallas Parkway, Suite 600
                                        Addison, Texas 75001
                                        Attention: Jon Dooley
                                        Telephone: (214) 655-1600
                                        Facsimile: (214) 655-1610

               with copies to:          Powell & Coleman, L.L.P.
                                        8080 N. Central Expressway, Suite 1380
                                        Dallas, Texas 75206
                                        Telephone: (214) 890-7108
                                        Facsimile: (214) 373-8768

or to such other person or address as Seller or Buyer shall have given by notice as herein provided.

        19. BROKER'S COMMISSION. Except for a commission payable to Site Systems, Inc., whose fees shall be paid by Buyer at Closing, and except for a commission payable to Lawler-Wood, LLC, whose fees shall be paid by Seller at Closing, Seller and Buyer each represent and warrant to the other that the warranting party has had no dealing with any other dealer, real estate agent, or broker so as to entitle such other dealer, agent, or broker to receive any commission or fee in connection with sale of the Property to Buyer. If for any reason any such commission or fee shall become due, the party dealing with such dealer, agent, or broker shall pay any such commission or fee and shall indemnify, defend, and save the other party harmless from and against any and all claims for any such commission or fee and from any attorneys' fees and litigation or other expenses relating to any such claim. The provisions of this
SECTION 19 shall survive the Closing or termination of this Agreement.

        20. BINDING EFFECT. This Agreement shall benefit and bind the parties and the heirs, legal representatives, successors, and assigns of each of them. It is specifically agreed that Buyer may assign its rights under this Agreement to an Affiliate without the prior written consent of Seller, provided that Buyer shall remain jointly and severally liable with the Affiliate for the obligations, covenants and duties of Buyer pursuant to this Agreement. For purposes of this SECTION 20, the term "Affiliate" shall mean: (a) an entity that controls, is controlled by, or is under common control with Buyer; (b) any partnership in which Buyer or Buyer's controlling member is the general partner;
(c) any fund or entity sponsored by Buyer; or (d) any entity that retains Buyer or a company affiliated with Buyer to manage the Property.

        21. SELLER'S LIMITED LIABILITY. It is expressly agreed that in no event shall any member, manager, officer, director, employee, agent or representative of Seller have any personal liability in connection with this Agreement or the transaction envisioned herein. The provisions of this SECTION 21 shall survive the Closing or the termination of this Agreement.

        22. SECTION HEADINGS. All section headings and other titles and captions used in this Agreement are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

        23. PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the context and the identity of the person or persons may require.

        24. AGREEMENT IN COUNTERPARTS. This Agreement may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that all the parties are not signatories to the same counterpart. Signatures to this Agreement transmitted by facsimile shall be valid and effective to bind the party so signing.

        25. GOVERNING LAW; VENUE. This Agreement shall be governed by the laws of the State of Tennessee (without regard to the choice of law provisions thereof). The exclusive venue for any dispute or proceeding arising in connection with this Agreement and the transactions contemplated hereby shall be the state or federal courts located in Knox County, Tennessee. Buyer (on its own behalf and behalf of its agents, affiliates, officers, managers, and assignees) and Escrow Agent irrevocably submit to the personal jurisdiction of such courts and waives any objection or defense alleging the forum is inconvenient or inappropriate.

        26. TIME OF THE ESSENCE; FAILURE TO ENFORCE NOT A WAIVER. Time is of the essence of this Agreement. Except as may be expressly provided in this Agreement, failure by Seller or Buyer to enforce any right shall not constitute a waiver thereof.

        27. CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Tennessee or the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. For purposes of this Agreement, "Business Day" shall mean any day which is not a Saturday, Sunday or legal holiday under the laws of the State of Tennessee or the State of Texas.

        28. SEVERABILITY. If any provision in this Agreement, or its application to any person or circumstance, is held to be invalid or unenforceable to any extent, that holding shall not affect the remainder of this Agreement or the application of that provision to persons or circumstances other than that to which it was held invalid or unenforceable.

        29.     PUBLIC DISCLOSURE/MARKETING.

                (a) After Closing, either Seller or Buyer may issue a press release to announce the occurrence of the Closing and the purchase of the Property by Buyer, provided that such press release does not disclose the economic terms hereof. The provisions of this SECTION 29(A) shall survive the Closing.

                (b) Up to and including the specified date of Closing, if Buyer is not in breach of this Agreement, and provided that neither party has elected to terminate this Agreement in accordance with its terms, Seller and its employees, agents and representatives will not actively market for sale, initiate, encourage the initiation by others of discussions or negotiations with third parties or respond to solicitations by third persons relating to the sale or other disposition of the Property. Seller may notify any potential purchaser of the Property of the schedule applicable to this Agreement but Seller will not enter into a "back-up" contract.

        30. NO PARTNERSHIP. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between the parties or their successors in interest.

        31. NO RECORDATION. Neither this Agreement nor any memorandum or short form thereof may be recorded by Buyer. A violation of this prohibition shall constitute a material breach by Buyer of this Agreement.


                         [Signatures on following pages]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth at the beginning of this Agreement.

                                  SELLER:

                                  HPW Family Partnership, LLC,
                                  a Tennessee limited liability company


                                  By:_____________________________________
                                       James E. Maier, Chief Manager


                                  Lawler Family Partnership, LLC,
                                  a Tennessee limited liability company


                                  By:_____________________________________
                                       Randall L. Gibson, Chief Manager


                                  Riverview Partners, LLC,
                                  a Tennessee limited liability company


                                  By:_____________________________________
                                       Randall L. Gibson, Chief Manager


                                  BUYER:

                                  HARVARD PROPERTY TRUST, LLC,
                                  a Delaware limited liability company

                                  By:_____________________________________

                                  Its:____________________________________

                       ACCEPTANCE OF ESCROW AND AGREEMENT

        Receipt of an executed copy of the foregoing instrument is hereby acknowledged, and the undersigned hereby agrees to act as Escrow Agent in accordance with the foregoing Agreement and agrees to be bound by and subject to the terms of the foregoing Agreement.

Dated: __________________
                                        PARTNERS TITLE COMPANY


                                        By:  ________________________________
                                             Name: __________________________
                                             Title:__________________________

                                LIST OF SCHEDULES

Schedule 1(a)          Legal Description of the Land
Schedule 1(c)          Excluded Personal Property
Schedule 1(d)          List of Tenant Leases
Schedule 1(e)          List of Service Contracts
Schedule 5(b)          Due Diligence Materials
Schedule 6             Form of Estoppel Certificate
Schedule 7(a)          List of Pending Leases and/or Amendments
Schedule 8(a)(iii)     Litigation
Schedule 8(a)(v)(C)    Landlord Defaults
Schedule 8(a)(v)(D)    Tenant Defaults
Schedule 8(a)(v)(E)    Security Deposits
Schedule 8(a)(v)(F)    Outstanding Tenant Improvement Obligations
Schedule 8(a)(vi)(C)   Service Contract Defaults
Schedule 8(a)(ix)      List of Environmental Reports
Schedule 8(a)(xii)     Outstanding Leasing Commissions
Schedule 8(a)(xiii)    Brokerage Agreements
Schedule 9(b)(iv)      Form of management and exclusive leasing agreement with
                       Lawler-Wood, LLC
Schedule 13(a)(i)      Form of Deed
Schedule 13(a)(ii)     Form of Bill of Sale
Schedule 13(a)(iii)    Form of Assignment and Assumption of Leases
Schedule 13(a)(iv)     Form of Assignment and Assumption of Service Contracts
                       and Intangible Property
Schedule 13(a)(vi)     Form of Affidavit of Non-Foreign Status
Schedule 13(a)(vii)    Form of Seller's Closing Certificate
Schedule 13(b)(v)      Form of Buyer's Closing Certificate

                                 SCHEDULE 1(a)

                                LEGAL DESCRIPTION

TRACT 1:

BEING a parcel of land located in the 1st Ward of the City of Knoxville, Tennessee, and the 1st District of Knox County, Tennessee, and being a portion of the city block bounded by Gay Street, Hill Avenue, State Street, and Main Avenue, and being more particularly described as follows:

BEGINNING, at a set spike in asphalt at the intersection of the easterly right of way of Gay Street and the southerly right of way of Main Avenue and being approximately 2.5 feet west of the curb line;

THENCE, north 65 deg. 12 min. 00 sec. east 295.20 feet along the southerly right of way of Main Avenue and along the northerly face of a wall to a set brass disc with punch point, set in the sidewalk and at the intersection of the southerly right of way of Main Avenue and the westerly right of way of State Street;

THENCE, south 24 deg. 49 min. 00 sec. east 258.94 feet along the westerly right of way of State Street in the sidewalk to a point being north 24 deg. 49 min. 00 sec. east 24.00 feet from a set spike in asphalt;

THENCE, south 20 deg. 33 min. 00 sec. west 33.72 feet to a point on the northerly right of way of Hill Avenue and being south 65 deg. 55 min. 00 sec. west 24.00 feet from a set spike reference point;

THENCE, south 65 deg. 55 min. 00 sec. west 105.03 feet along the northerly right of way of Hill Avenue and along the south face of a wall to a set spike in asphalt;

THENCE, north 24 deg. 57 min. 00 sec. west 135.01 feet along the west face of a wall along the common line with Aetna Casualty and Surety Company to a drill point in concrete in the loading dock area of Riverview Tower;

THENCE, south 65 deg. 55 min. 00 sec. west 42.73 feet continuing with Aetna to a set nail;

THENCE, north 24 deg. 30 min. 00 sec. west 20.15 feet continuing with Aetna to a point;

THENCE, south 65 deg. 12 min. 00 sec. west 23.10 feet continuing with Aetna to a point;

THENCE, north 24 deg. 48 min. 00 sec. west 41.50 feet continuing with Aetna to a point beneath the Riverview Tower;

THENCE, south 65 deg. 12 min. 00 sec. west 100.00 feet continuing with Aetna to a point on the curb of Gay Street on the easterly right of way of Gay Street;

THENCE, north 24 deg. 57 min. 00 sec. west 84.14 feet along the easterly right of way of Gay Street and along the curb to the point of Beginning, as shown by survey of Gary C. Clark, R.L.S. No. 1329, Suite 2400, Plaza Tower, Knoxville, Tennessee 37929, dated September 4, 1990, revised September 6, 1990, November 20, 1990, December 10, 1990, December 12, 1990, and December 22, 1990, File No. 12226-00.

TRACT II:

OVERHEAD PEDESTRIAN BRIDGE - LOCATED AS FOLLOWS:

TO FIND THE POINT OF BEGINNING, commence at a set spike in the Eastern right of way of Gay Street at its intersection with the Southern right of way of Main Avenue; thence North 65 deg. 12 min. 00 sec. East 139.80 feet to the POINT OF BEGINNING; thence crossing Main Avenue, North 24 deg. 48 min. 00 sec. West 65.72 feet to a point; thence North 65 deg. 12 min. 00 sec. East 11.34 feet to a point; thence South 24 deg. 48 min. 00 sec. East 65.72 feet to a point in the Southern right of way of Main Avenue; thence South 65 deg. 12 min. 00 sec. West
11.34 feet to the point of BEGINNING.

TRACT III:

EASEMENT:

That property identified on the survey of Gary C. Clark, dated September 4, 1990, revised September 6, 1990, November 20, 1990, December 10, 1990, December 12, 1990, and December 22, 1990, as, "Tract 7", "Tract 8", and "Non-Exclusive Easement W. D. 1997, page 305."

                                 SCHEDULE 1(c)

                           EXCLUDED PERSONAL PROPERTY


Cash, securities, accounts (bank, deposit, escrow, reserve and otherwise), etc. are NOT included in the definition of "Property"

                                                    SCHEDULE 1(d)

                                               LIST OF TENANT LEASES

------------------------------------- --------------------------------------- -------------------------------------
           NAME OF TENANT                        LEASE DOCUMENTS                             OTHER
           --------------                        ---------------                             -----

------------------------------------- --------------------------------------- -------------------------------------
Alcoa, Inc.                           Lease dated March 1, 1990; as amended   Letter of Lease Termination for
                                      by that First Amendment to Lease        Suite 401 dated December 1, 1998
                                      dated May 31, 1995; as amended by
                                      that Second Amendment to Lease dated
                                      March 7, 1997; as amended by that
                                      Third Amendment to Lease dated
                                      October 21, 1998; as amended by that
                                      Fourth Amendment to Lease dated
                                      December 29, 1998; as amended by that
                                      Fifth Amendment to Lease dated
                                      February 18, 1999; as amended by that
                                      Sixth Amendment to Lease dated May
                                      26, 2000; as amended by that Seventh
                                      Amendment to Lease dated June 30,
                                      2000; Memorandum Confirming Term
                                      dated November 8, 2000; as amended by
                                      that Eighth Amendment to Lease dated
                                      November 30, 2001; as amended by that
                                      Ninth Amendment to Lease dated May
                                      21, 2002; as amended by that Tenth
                                      Amendment to Lease dated December 5,
                                      2002; as amended by that Eleventh
                                      Amendment to Lease dated April 11,
                                      2005
------------------------------------- --------------------------------------- -------------------------------------
Allegiant Management, LLC             Lease dated October 5, 2004             Riverview Tower Parking Garage
                                                                              Letter dated September 21, 2004;
                                                                              Personal Guaranty dated October 5,
                                                                              2004
------------------------------------- --------------------------------------- -------------------------------------
American Apartment Management, Inc.   Lease dated January 9, 1989; as         Riverview Tower Parking Garage
                                      amended by that First Modification to   Letter dated January 9, 1989
                                      Lease dated November 7, 1989; as
                                      amended by that Second Modification
                                      to Lease dated April 5, 1994; as
                                      amended by that Third Amendment to
                                      Lease dated February 17, 1999
------------------------------------- --------------------------------------- -------------------------------------

                                                        S-37

------------------------------------- --------------------------------------- -------------------------------------
Baker, Donelson, Bearman, Caldwell    Lease dated July 17, 1987; Memorandum
& Berkowitz, P.C.                     of Lease for Recording dated July 17,
                                      1987; as amended by that First
                                      Modification to Lease dated April 7,
                                      1989; as amended by that Correction
                                      First Modification of Lease dated
                                      April 7, 1989; Memorandum of First
                                      Modification of Lease for Recording
                                      dated April 7, 1989; as amended by
                                      that Second Amendment to Lease dated
                                      July 1, 1997; as amended by that
                                      Third Amendment to Lease dated
                                      December 6, 2001; as amended by that
                                      Fourth Amendment to Lease dated
                                      February 28, 2003; Assignment of
                                      Lease dated February 28, 2003; as
                                      amended by the Fifth Amendment of
                                      Lease dated June 22, 2005.
------------------------------------- --------------------------------------- -------------------------------------
Bass, Berry & Sims PLC                Lease dated March 29, 1991; as          Riverview Tower Parking Garage
                                      amended by that First Amendment to      Letter dated March 29, 1991; Letter
                                      Lease dated December 24, 1995; as       of Agreement for Temporary Office
                                      amended by that Second Amendment to     Space dated January 4, 1991
                                      Lease dated December 1, 2000; as
                                      amended by that Third Amendment to
                                      Lease dated April 27, 2004; as
                                      amended by that Fourth Amendment to
                                      Lease dated December 21, 2004
------------------------------------- --------------------------------------- -------------------------------------
Benefit Concepts of Connecticut,      Lease dated August 25, 1997;
Inc.                                  Memorandum Confirming Term dated
                                      November 24, 1997; as amended by that
                                      First Amendment to Lease dated August
                                      25, 2000; as amended by that Second
                                      Amendment to Lease dated July 24, 2003
------------------------------------- --------------------------------------- -------------------------------------
Branch Banking & Trust Company        Lease dated May 20, 2003; as amended
                                      by that First Amendment to Lease
                                      dated December 1, 2003
------------------------------------- --------------------------------------- -------------------------------------

                                                        S-38


------------------------------------- --------------------------------------- -------------------------------------
Burkhart & Company, P.C.              Lease dated June 30, 2005; Two          Riverview Tower Parking Garage
                                      Sublease Agreements dated July 1, 2005  Letter dated December 11, 1989
------------------------------------- --------------------------------------- -------------------------------------
Burroughs, Collins & Jabaley, PLC     Lease dated October 17, 2002; as        Riverview Tower Parking Garage
                                      amended by that First Amendment to      Letter dated October 2, 2002;
                                      Lease dated October 17, 2002            Letter of Release of Personal
                                                                              Guaranty dated March 21, 2005
------------------------------------- --------------------------------------- -------------------------------------
Stephen A. Burroughs & Kelly S.       Lease dated October 14, 2003; as        Personal Guaranty dated October 13,
Johnson                               amended by that First Amendment to      2003; Office Share Personal
                                      Lease dated November 1, 2004            Guaranty dated December 12, 2003;
                                                                              Riverview Tower Parking Garage
                                                                              Letter dated October 13, 2003
------------------------------------- --------------------------------------- -------------------------------------
Corporate Legal Copy Service, LLC     Lease dated June 29, 1998; Memorandum
                                      Confirming Term dated December 2,
                                      1999; as amended by that First
                                      Amendment to Lease dated March 19,
                                      2003;
------------------------------------- --------------------------------------- -------------------------------------
Coulter & Justus, P.C.                Lease dated August 29, 2001; Storage    Riverview Tower Parking Garage
                                      Space Lease dated August 1, 2001        Letter dated August 29, 2001
------------------------------------- --------------------------------------- -------------------------------------
Egerton, McAfee, Armistead & Davis,   Lease dated October 14, 2002; as
P.C.                                  amended by that First Amendment to
                                      Lease dated September 3, 2003
------------------------------------- --------------------------------------- -------------------------------------
Eldridge & Blakney, P.C.              Lease dated August 29, 2003             Riverview Tower Parking Garage
                                                                              Letter dated August 28, 2003;
                                                                              Personal Guaranty dated August 29,
                                                                              2003
------------------------------------- --------------------------------------- -------------------------------------
Gentry, Tipton & McLemore, P.C.       Lease dated February 11, 2002, as       Riverview Tower Parking Garage
                                      amended by that First Amendment to      Parking Letter dated February 8,
                                      Lease dated February 11, 2002, as       2002
                                      amended by that Second Amendment to
                                      Lease Agreement dated March 8, 2004;
                                      as amended by that Third Amendment to
                                      Lease Agreement dated September 1,
                                      2005
------------------------------------- --------------------------------------- -------------------------------------
Knox Ag, Inc.                         Lease dated September 1, 1998; as
                                      amended by that First Amendment to
                                      Lease dated October 22, 1998; as
                                      amended by that Second Amendment to
                                      Lease dated October 10, 2003
------------------------------------- --------------------------------------- -------------------------------------
Todd Greene Agency, LLC               Lease dated July 19, 2004               Riverview Tower Parking Garage
                                                                              Letter dated July 19, 2004;
                                                                              Personal Guaranty dated July 19,
                                                                              2004
------------------------------------- --------------------------------------- -------------------------------------

                                                        S-39

------------------------------------- --------------------------------------- -------------------------------------
Hagood, Tarpy & Cox, PLLC             Lease dated December 5, 1003            Riverview Tower Parking Garage
                                                                              Letter dated July 25, 2003
------------------------------------- --------------------------------------- -------------------------------------
Haynes, Meek & Summers                Lease dated December 27, 1995; as
                                      amended by that First Amendment to
                                      Lease dated October 30, 1996; as
                                      amended by that Second Amendment to
                                      Lease dated April 1, 1997; as amended
                                      by that Third Amendment to Lease
                                      dated August 31, 2000; as amended by
                                      that Fourth Amendment to Lease dated
                                      December 5, 2003; as amended by that
                                      Fifth Amendment to Lease dated August
                                      23, 2005.
------------------------------------- --------------------------------------- -------------------------------------
Hunton & Williams                     Lease dated February 28, 1994;          Riverview Tower Parking  Garage
                                      Storage Space Lease dated March 22,     Letter dated February 28, 1994
                                      1996; as amended by that First
                                      Amendment to Lease dated May 17,
                                      1999; as amended by that Second
                                      Amendment to Lease dated August 1,
                                      2003
------------------------------------- --------------------------------------- -------------------------------------
International Business Machines       Lease dated April 12, 1991; as
Corporation                           amended by that First Amendment to
                                      Lease dated September 26, 2001
------------------------------------- --------------------------------------- -------------------------------------
E.H. Johnson & Company, PC            Lease dated October 3, 2002; as
                                      amended by that First Amendment to
                                      Lease dated October 14, 2002
------------------------------------- --------------------------------------- -------------------------------------
Lacy, Moseley & Crossley, P.C.        Lease dated January 1, 2001; as         Letter of Tenant Improvement
                                      amended by that First Amendment to      Allowance Reduction dated February
                                      Lease dated February 13, 2002; as       20, 2002
                                      amended by that Second Amendment to
                                      Lease dated October 21, 2003; as
                                      amended by that Third Amendment to
                                      Lease dated May 10, 2005; Full
                                      Termination of Lease dated July 14,
                                      2005
------------------------------------- --------------------------------------- -------------------------------------
Lawler-Wood, LLC                      Lease dated January 1, 2004; Storage
                                      Space Lease dated October 5, 2004;
                                      Storage Space Lease dated May 2, 2005
------------------------------------- --------------------------------------- -------------------------------------

                                                        S-40

------------------------------------- --------------------------------------- -------------------------------------
Lowe & Yeager                         Lease dated April 3, 1992; Storage
                                      Space Lease dated July 31, 1992; as
                                      amended by that First Modification to
                                      Lease dated August 5, 1992; as
                                      amended by that Second Amendment to
                                      Lease dated July 22, 1997; as amended
                                      by that Third Amendment to Lease
                                      dated August 28, 2002
------------------------------------- --------------------------------------- -------------------------------------
Luedeka, Neely & Graham, P.C.         Lease dated March 16, 1998; as
                                      amended by the First Amendment to
                                      Lease dated April 6, 2001; as amended
                                      by that Second Amendment to Lease
                                      dated September __, 2001; as amended
                                      by that Third Amendment to Lease
                                      dated September 20, 2002
------------------------------------- --------------------------------------- -------------------------------------
Moon Capital Management, LLC          Lease dated August 28, 1995; as
                                      amended by that First Amendment to
                                      Lease dated April 29, 1998; as
                                      amended by that Second Amendment to
                                      Lease dated August 14, 1998; as
                                      amended by that Third Amendment to
                                      Lease dated August 22, 2003
------------------------------------- --------------------------------------- -------------------------------------
Providence LTC Advisors, Inc.         Lease dated August 15, 2005
------------------------------------- --------------------------------------- -------------------------------------
Roddy Vending Company, Inc.           Lease dated May 30, 1989; Assignment
                                      of Lease dated June 28, 1991; as
                                      amended by that First Amendment to
                                      Lease dated August 26, 1999; as
                                      amended by that Second Amendment to
                                      Lease dated December 31, 1999; as
                                      amended by that Third Amendment to
                                      Lease dated December 1, 2000; as
                                      amended by that Fourth Amendment to
                                      Lease dated January 23, 2002; as
                                      amended by that Fifth Amendment to
                                      Lease dated October 8, 2003; as
                                      amended by that Sixth Amendment to
                                      Lease dated November 22, 2004
------------------------------------- --------------------------------------- -------------------------------------
Shields & Ellis, PLLC                 Lease dated August 11, 2003             Riverview Tower Parking Garage
                                                                              Letter date August 4, 2003;
                                                                              Personal Guaranty dated August 11,
                                                                              2003
------------------------------------- --------------------------------------- -------------------------------------

                                                        S-41

------------------------------------- --------------------------------------- -------------------------------------
Teleport Communications Group, Inc.   Lease dated September 26, 1996;
                                      Memorandum Confirming Term dated
                                      November 24, 1997; as amended by that
                                      First Amendment to Lease dated
                                      September 4, 1998;  Memorandum
                                      Confirming Term dated March 1, 2000
------------------------------------- --------------------------------------- -------------------------------------
Douglas A. Trant                      Lease dated May 23, 1991; Storage
                                      Space Lease dated August 19, 1991; as
                                      amended by that First Amendment to
                                      Lease dated February 27, 1997; as
                                      amended by that Second Amendment to
                                      Lease dated May 7, 2002
------------------------------------- --------------------------------------- -------------------------------------
Watson & Hollow, PLC                  Lease dated October 23, 2002
------------------------------------- --------------------------------------- -------------------------------------
Woolf, McClane, Bright, Allen &       Lease dated December 16, 1994;          Riverview Tower Parking Garage
Carpenter, PLLC                       Storage Space Lease dated January 13,   Letter dated December 16, 1994
                                      1995; Storage Space Lease dated March
                                      6, 1995; Storage Space Lease dates
                                      September 1, 1996; as amended by that
                                      First Amendment to Lease dated
                                      December 30, 1996; as amended by that
                                      Second Amendment to Lease dated
                                      September 11, 1998; as amended by
                                      that Third Amendment to Lease dated
                                      March 30, 1999; Storage Space Lease
                                      date June 22, 2004; as amended by
                                      that Fourth Amendment to Lease dated
                                      August 30, 2002
------------------------------------- --------------------------------------- -------------------------------------


                                                        S-42


                                                   SCHEDULE 1(e)

                                              LIST OF SERVICE CONTRACTS

----------------------------------------------------------- ---------------------------------------------------------
                      NAME OF VENDOR                                           SERVICE DOCUMENTS
----------------------------------------------------------- ---------------------------------------------------------
Central Parking System                                      Contract dated June 14, 2001
----------------------------------------------------------- ---------------------------------------------------------
Absolute Services d/b/a Service Clean                       Contract dated June 21, 1999
----------------------------------------------------------- ---------------------------------------------------------
Allan Associates Architects                                 Contract dated November 1, 1999
----------------------------------------------------------- ---------------------------------------------------------
Browning Ferris Industries                                  Contract dated August 30, 2001; and Addendum dated
                                                            September 1, 2002
----------------------------------------------------------- ---------------------------------------------------------
Certified Generator Service                                 Contract dated January 31, 2005
----------------------------------------------------------- ---------------------------------------------------------
Cortese Tree Specialists, Inc.                              Contract dated January 30, 2004
----------------------------------------------------------- ---------------------------------------------------------
Fyr-Fyter Sales & Service Co.                               Contract dated November 12, 1999
----------------------------------------------------------- ---------------------------------------------------------
Gallaher & Associates, Inc.                                 Contract dated July 25, 2003
----------------------------------------------------------- ---------------------------------------------------------
Morristown Automatic Sprinkler                              Contract dated May 17, 1999
----------------------------------------------------------- ---------------------------------------------------------
Rentokil, Inc. (Initial Tropical Plants)                    Contract dated May 11, 2001
----------------------------------------------------------- ---------------------------------------------------------
Russell's Pest Control                                      Contract dated May 17, 1999
----------------------------------------------------------- ---------------------------------------------------------
Sunstates Maintenance Corporation (GCA)                     Contract dated February 20, 2003
----------------------------------------------------------- ---------------------------------------------------------
ThyssenKrupp Elevator                                       Contract dated March 12, 2002
----------------------------------------------------------- ---------------------------------------------------------
The Trane Company                                           Contract dated January 1, 1999
----------------------------------------------------------- ---------------------------------------------------------
Volunteer Lawn, Inc.                                        Contract dated December 30, 2003
----------------------------------------------------------- ---------------------------------------------------------
Walden Security, Inc.                                       Contract dated October 4, 2004
----------------------------------------------------------- ---------------------------------------------------------


                                                        S-43

                                 SCHEDULE 5(b)

                             DUE DILIGENCE MATERIALS


ADA Compliance, studies/reports
Advertising Agreements
Aerial Photos
Appraisal, Existing
Building/Capital Improvements Projects, Current
Building Measurement Surveys by Registered Architect
Building Permits
Building Plans, Specifications,
   Paper
   CADD Disk
Business Licenses
Capital Improvements, historical/projected, 3 years
Certificates of Occupancy:
   Building
   Tenants
CC&R's
Easement Information
Emergency/Life Safety Systems, Operating Manual
Environmental Site Assessment, Existing
Financial Items:
   Aging Reports, Current and past 6 months
   Balance Sheet, to date
   Budget & Narrative, Current Year
   Excess Operating Expenses Calculations - Current Year
   Operating Expense Reconciliations (3 previous years)
   Operating Statements for property, including a general ledger for each year - 3 yrs
   Rent Roll, Current
   Security Deposit Listing, Current, LOC's/Guaranty's to be transferred Flooding Info, Historical
Floor Plans, as leased
Geotechnical Report, if any
Ground Lease, if any
Insurance Certificate, Current, of Seller and Tenants
Insurance Claims, Pending
Insurance Claims History
Intellectual Property Documents, if any
Lease Commission Schedule, 3 previous years

Litigation - Pending
Management & Leasing Agreement - Existing
Occupancy/Vacancy History,  3 previous years
O & M Reports (Asbestos, Mold, etc.)
Parking Garage Lease/Operating Agreement
Parking Space Configuration (Surface and Garage if applicable)
Permits & Licenses - Alarm
Permits & Licenses - Construction
Permits & License - Elevator
Permits & License - Engineering
Personal Property Inventory including Office Equipment to remain on site
Photos of the Building
Property Condition Report, existing
Property Taxes land/improvements current year
Property Tax Statements, Personal, Current & Prior 3 yrs
Retail tenants, sales data and percentage rent buildings
Roof Reports
Security Incident Reports, for prior 24 months
Seismic Reports
Site Plans
Stacking Plan
Staffing/Payroll Schedule
Standard Form of Lease
Survey, existing
Tenant Contact Information
Tenant Financial Statements, if available
Tenant Improvement projects, currently under construction (copy of contract(s)) Tenant Improvement Schedule, 3 previous years
Title commitment policy of Seller, existing
Title Work - Preliminary
Title Work - Final
Utility Agreements
Utilities, prior 2 years/invoices/summary
Utility Security Deposits
Warranty, Elevator if applicable
Warranty, HVAC Equipment, if applicable
Warranty, Mechanical, if applicable
Warranty, Roof, if applicable
Website/Domain Information
Work Order Systems & Operating Manuals
Zoning Report, existing if available

                                   SCHEDULE 6

                       FORM OF TENANT ESTOPPEL CERTIFICATE


[ADDRESS OF BUYER]


[ADDRESS OF LENDER]

        RE:     [Name and Address of Property]

Gentlemen:

        Reference is made to that certain [LEASE AGREEMENT] dated as of ____________ __, ____ between ____________________________, a ____________, as landlord ("LANDLORD"), and the undersigned, as tenant ("Tenant"), demising premises at the captioned address more particularly described in the Lease (the "PREMISES"). The lease, together with all amendments thereto included in
SCHEDULE 1 attached hereto, is herein referred to as the "LEASE". Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

        1. A true, correct and complete copy of the Lease (including all amendments) is attached hereto as SCHEDULE 1. The undersigned is the Tenant under the Lease for space at the Premises covering ___________ rentable square feet.

        2. The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

        3. The term of the Lease commenced on ________________, and expires on _________________, subject to any rights of Tenant to extend the term as provided therein. The base rent presently being charged is $__________. All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including ____________, 200_. No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in accordance with the terms of the Lease.

        4. Tenant has paid to Landlord a security deposit in the amount of $____________________. Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

        5. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

        6. There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant's knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

        7. Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

        8. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        9. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease other than to the holder of any first mortgage on the captioned property.

        10. There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

        11. Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.

        The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term "BENEFITED PARTIES" means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers); and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.

                                      Very truly yours,

                                      _____________________________,
                                      a ____________________________


                                      By:___________________________________
                                      Name:_________________________________
                                      Title:________________________________

                              JOINDER OF GUARANTOR

        The undersigned joins in the execution of this Estoppel Certificate for the purpose of confirming to and for the benefit of the Benefited Parties (a) that the guaranty of Tenant's obligations under the Lease executed by the undersigned remain in full force and effect, and (b) that the undersigned has no defenses or offsets to its obligations under the guaranty of the Lease executed by the undersigned. The undersigned understands that the Benefited Parties will rely upon the foregoing confirmations.


                                      _________________________________________
                                      a _______________________________________


                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                 SCHEDULE 7(a)

              PENDING NEW TENANT LEASES AND TENANT LEASE AMENDMENTS

------------------------------------------- ------------------ --------------------- ------------------
                TENANT                           SQ. FT.               DATE                RENT
------------------------------------------- ------------------ --------------------- ------------------
Haynes, Meek & Summers                           2,286.1              1/1/06              $16.50
Suite 1902 (Renewal)
------------------------------------------- ------------------ --------------------- ------------------
Federal Defender Services                       10,400.1             12/1/05              $17.00
Suite 1800, 1801, 1810 & 1904
(New Lease)
------------------------------------------- ------------------ --------------------- ------------------
United Brotherhood of Carpenters                 1,285.7             12/1/05              $19.80
Suite 2006 (New Lease)
------------------------------------------- ------------------ --------------------- ------------------
Robertson, Overbey, Wilson & Beeler              4,829.3             11/1/05              $16.25
Suite 703  (New Lease)                                               11/1/06              $16.75
                                                                     11/1/07              $17.25
                                                                     11/1/08              $17.75
                                                                     11/1/09              $18.25
------------------------------------------- ------------------ --------------------- ------------------

Haynes, Meek & Summers (Suite 1902) - This is a one-year renewal.

Federal Defender Services (Suites 1800, 1801, 1810 & 1904) - This is a lease proposal contingent upon the ability to relocate EH Johnson from Suite 1810 to Suite 2006.

United Brotherhood of Carpenters (Suite 2006-partial) - This is a proposal for 1,285.7 rsf of the total 2,226.5 rsf available in this suite. This group is awaiting decision by owner on the above possible relocation of EH Johnson.

Robertson, Overbey, Wilson & Beeler (Suite 703) - This law firm is relocating as their existing building is being converted to residential condos.

                               SCHEDULE 8(a)(iii)

                                   LITIGATION


August 2005 -

Riverview Partners, Lawler-Wood, LLC and Branch Banking & Trust have been served with a lawsuit by Mrs. Carol Humphrey. Mrs. Humphrey injured her face when she hit the glass upon exiting the revolving door (west entrance facing Gay Street). She and her husband (Daniel) are suing for $125,000.00.

                              SCHEDULE 8(a)(v)(C)

                                LANDLORD DEFAULTS







                                      None


                                              SCHEDULE 8(a)(v)(D)

                                                TENANT DEFAULTS




                                                                                                     OVER 90
 SUITE    TENANT NAME/NARRATIVE                  AMOUNT        CURRENT    30-60 DAYS    60-90 DAYS     DAYS

  500     Teleport Communications                651.18         50.00        50.00        50.00       501.18
          - operating expense & tax adjustments and late fees ($300) - payment scheduled for 8/29/05

 ROOF     NetStar Communications, Inc.          1,012.50        0.00        450.00         0.00       562.50
          - delinquent rent for antenna on roof (billed quarterly)

          TOTAL PROPERTY                        1,663.68        50.00       500.00        50.00      1,063.68





                                                     S-53

                                         SCHEDULE 8(a)(v)(E)

                                      LIST OF SECURITY DEPOSITS



      SUITE #               TENANT NAME                                  SECURITY DEPOSITS

        600           Burroughs Collins & Jabaley                            14,369.74

        705           Shields & Ellis, PLLC                    Personal Guaranty from both attorneys

                                                                          2,679.12 and a
        1404          Eldridge & Blakney, P.C.                 Personal Guaranty from both attorneys

        1501          Corporate, Legal Copy Svs. LLC                         1,922.67

        1502          Douglas A. Trant                                       2,579.50

                                                                           1,460.94 and
        1704          Todd Greene Agency, LLC                           a Personal Guaranty

                                                                          2,320.48 and a
        1750          Stephen Burroughs/Kelly Johnson          Personal Guaranty from both attorneys

        2103          Moon Capital Management LLC                            2,894.06

        2109          Knox AG, Inc.                                          1,448.00

                                                                           899.00 and a
        2305          Allegiant Management, LLC                          Personal Guaranty

                      TOTAL PROPERTY                                         30,573.51


                                                S-54

                                         SCHEDULE 8(a)(v)(F)

                              OUTSTANDING TENANT IMPROVEMENT OBLIGATIONS



CURRENT OUTSTANDING TENANT IMPROVEMENT ALLOWANCES
                       TENANT                         EXPIRATION DATE                $ AMOUNT
Hunton & Williams                                       6/30/2006                   $56,756.50
Gentry Tipton & McLemore                                12/31/2008                  $14,432.40
Lacy Moseley & Crossley                                 12/31/2005                   $1,576.61
Moon Capital Mgmt                                       10/31/2010                   $1,117.00
Corp Legal Copy Svc                                     8/31/2008                    $4,462.50
Burkhart & Company                                      6/30/2010                   $72,107.00
                                                                              -------------------------
Total                                                                               $150,452.01



PROPOSED TENANT IMPROVEMENT ALLOWANCES:
                       TENANT                        EXPIRATION DATE                 $ AMOUNT
Federal Defender Services                              12/31/2010                   $78,000.00
E.H. Johnson (relocation)                              09/30/2007                   $50,000.00
United Brotherhood of Carpenters                       10/31/2010                   $16,600.00
Robertson, Overbey, Wilson & Beeler                    10/31/2010                   $34,400.00
                                                                              -------------------------
Total                                                                              $179,000.00


                                                S-55

                              SCHEDULE 8(a)(vi)(C)

                            SERVICE CONTRACT DEFAULTS



                                      None

                               SCHEDULE 8(a)(ix)

                          LIST OF ENVIRONMENTAL REPORTS


Radon Abatement Final Report dated October 3, 1990

Phase I Environmental Survey dated December 12, 1990

Annual Environmental Report dated February 3, 1998

Underground Storage Tank Report dated April 21, 1998

Annual Environmental Report dated December 16, 1999

Annual Environmental Report dated October 31, 2000

                               SCHEDULE 8(a)(xii)

                         OUTSTANDING LEASING COMMISSIONS




        TENANT                           DUE DATE                 $ AMOUNT
Lacy, Moseley & Crossley                 1/1/2006                $13,833.19
Haynes, Meek & Summers                   1/1/2006                 $1,508.83
                                                           --------------------
Total                                                            $15,342.02


PROPOSED LEASE COMMISSIONS:
         TENANT                           DUE DATE               $ AMOUNT
Federal Defender Services                1/1/2006               $26,520.26
United Brotherhood of Carpenters         12/1/2005               $1,904.81
Robertson, Overbey, Wilson & Beeler      11/1/2005              $16,902.55
                                                           --------------------
Total                                                           $45,327.62

                               SCHEDULE 8(A)(XIII)

                           LEASING BROKERAGE AGREEMENT


--------------------------------------- ----------------------------------------
          TYPE OF AGREEMENT                            DOCUMENTS

--------------------------------------- ----------------------------------------
Management & Leasing Agreement            Contract effective as of January 1,
between Sellers and Lawler-Wood, LLC      2001


--------------------------------------- ----------------------------------------

                               SCHEDULE 9(b)(iv)

    FORM OF MANAGEMENT AND EXCLUSIVE LEASING AGREEMENT WITH LAWLER-WOOD, LLC

                   PROPERTY MANAGEMENT AND LEASING SUBCONTRACT

        This PROPERTY MANAGEMENT AND LEASING AGREEMENT SUBCONTRACT (this "Agreement") is made and entered into as of the ___ day of ________, 2005, by and between HPT MANAGEMENT SERVICES LP, a Texas limited partnership (the "Manager"), and LAWLER-WOOD, LLC, a Tennessee limited liability company (the "Subcontractor").

        RECITALS

        A.      ______________, a __________ ("Owner") has acquired the land described on EXHIBIT A attached hereto together with the office building and related facilities located thereon commonly known as Riverview Tower, having a street address of 900 South Gay Street, Knoxville, Tennessee (the "Property");

        B. Behringer Harvard REIT I, Inc., a Maryland corporation ("BH REIT"), Behringer Harvard Operating Partnership I LP, a Texas limited partnership ("BH OP"), and Manager have entered into that certain Second Amended and Restated Property Management and Leasing Agreement dated as of February 11, 2005 (the "Master Agreement"), pursuant to which BH REIT and BH OP retained Manager to manage and coordinate the leasing of certain properties acquired by BH REIT, BH OP or their Affiliates.

        C. Owner is an Affiliate of BH REIT and BH OP and has retained Manager to manage and coordinate the leasing of the Property in accordance with the terms of the Master Agreement.

        D. Manager wishes to subcontract certain of its duties under the Master Agreement in respect of the Property and Subcontractor wishes to perform such duties and receive the fees and other consideration provided for herein;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms thereof:

        1.1 "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

        1.2 "Gross Revenues" means all amounts actually collected as rents or other charges for the use and occupancy of the Property, but shall exclude parking fees, interest and other investment income of Owner and proceeds received by Owner for a sale, exchange, condemnation, eminent domain taking, casualty or other disposition of the Property.

        1.3 "Improvements" means buildings, structures, equipment from time to time located on the Property and all parking and common areas located on the Property.

        1.4 "Lease" means, unless the context otherwise requires, any lease or sublease of the Property made by Owner as landlord or by its predecessor.

        1.6 "Management Fees" has the meaning set forth in Section 5.1 hereof.

        1.7 "Person" means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

        1.8 "Property" means the land described on EXHIBIT A attached hereto and the office building and related facilities located thereon commonly known as Riverview Tower, having a street address of 900 South Gay Street, Knoxville, Tennessee.

                                   ARTICLE II

             APPOINTMENT OF SUBCONTRACTOR; SERVICES TO BE PERFORMED

        2.1 APPOINTMENT OF SUBCONTRACTOR. Manager hereby engages and retains Subcontractor as the manager and leasing agent of the Property, and Subcontractor hereby accepts such appointment on the terms and conditions hereinafter set forth; it being understood that this Agreement shall cause Subcontractor to be, at law, Manager's agent upon the terms contained herein.

        2.2 GENERAL DUTIES. Subcontractor shall devote its best efforts to performing its duties hereunder to manage, operate, maintain and lease the Property in a diligent, careful and vigilant manner. The services of Subcontractor are to be of scope and quality not less than those generally performed by professional property managers of other similar properties in the area. Subcontractor shall make available to Manager and Owner the full benefit of the judgment, experience and advice of the members of Subcontractor's organization and staff with respect to the policies to be pursued by Owner relating to the operation and leasing of the Property.

        2.3     SPECIFIC DUTIES. Subcontractor's duties include the following:

                (a) LEASE OBLIGATIONS. Subcontractor shall perform all duties of the landlord under all Leases insofar as such duties relate to operation, maintenance, and day-to-day management. Subcontractor shall also provide or cause to be provided, at Owner's expense, all services normally provided to tenants of like premises, including where applicable normal repairs and maintenance, and cleaning, and janitorial service. Subcontractor shall, as part of its duties under this Agreement, perform the duties customarily performed by managers of similar properties with respect to overseeing the construction of tenant improvements in the Property, including specifically, without limitation, review and approval of plans and specifications and general coordination and supervision of such construction.

                (b) MAINTENANCE. Subcontractor shall cause the Property to be maintained in the same manner as similar properties in the area. Subcontractor's duties and supervision in this respect shall include, without limitation, cleaning of the interior and the exterior of the Improvements and the public common areas on the Property and the making and supervision of repair, alterations, and decoration of the Improvements, subject to and in strict compliance with this Agreement, the Master Agreement, and the Leases. Construction activities undertaken by Subcontractor, if any, will be limited to activities related to the management, operation, maintenance, and leasing of the Property (e.g., repairs, renovations, and leasehold improvements).

                (c) LEASING FUNCTIONS. Subcontractor shall be the exclusive leasing agent for the Property and shall coordinate the leasing of the Property and shall negotiate and use its best efforts to secure executed Leases from qualified tenants, and to execute same on behalf of Owner (but only if requested to do so by Owner), for available space in the Property, such Leases to be in form and on terms approved by Owner, Manager and Subcontractor, and to bring about complete leasing of the Property. Subcontractor shall be responsible for the hiring of all leasing agents, as necessary for the leasing of the Property, and to otherwise oversee and manage the leasing process on behalf of Owner.

                (d) NOTICE OF VIOLATIONS. Subcontractor shall forward to Manager and Owner promptly upon receipt all notices of violation or other notices from any governmental authority, and board of fire underwriters or any insurance company, and shall make such recommendations regarding compliance with such notice as shall be appropriate.

                (e) PERSONNEL. Any personnel hired by Subcontractor to maintain, operate and lease the Property shall be the employees or independent contractors of Subcontractor and not of Manager or Owner. Subcontractor shall use due care in the selection and supervision of such employees or independent contractors. Subcontractor shall be responsible for the preparation of and shall timely file all payroll tax reports and timely make payments of all withholding and other payroll taxes with respect to each employee.

                (f) UTILITIES AND SUPPLIES. Subcontractor shall enter into or renew contracts for electricity, gas, steam, landscaping, fuel, oil, maintenance and other services as are customarily furnished or rendered in connection with the operation of similar rental property in the area.

                (g) EXPENSES. Subcontractor shall analyze all bills received for services, work and supplies in connection with maintaining and operating the Property, pay all such bills when due, and, if requested by Manager or Owner, pay, when due, utility and water charges, sewer rent and assessments, and any other amount payable in respect to the Property. All bills shall be paid by Subcontractor within the time required to obtain discounts, if any, subject to available funding. Manager or Owner may from time to time request that Subcontractor forward certain bills to Manager or Owner promptly after receipt, and Subcontractor shall comply with any such request. Subcontractor shall pay all bills, assessments, real property taxes, insurance premiums and any other amount payable in respect to the Property out of the Account (as hereinafter defined). All expenses shall be billed at net cost (i.e., less all rebates, commissions, discounts and allowances, however designated).

                (h) MONIES COLLECTED. Subcontractor shall use timely and commercially reasonable efforts to collect all rent and other monies, in the form of a check or money order, from tenants and any sums otherwise due Owner with respect to the Property in the ordinary course of business. Upon the request of Owner or Manager, Subcontractor shall request, demand, collect and provide receipt for all such rent and other monies and institute legal proceedings in the name of Owner for the collection thereof and for the dispossession of any tenant in default under its Lease.

                (i) BANKING ACCOMMODATIONS. Subcontractor shall establish and maintain a separate checking account (the "ACCOUNT") for funds relating to the Property. All monies deposited from time to time in the Account shall be deemed to be trust funds and shall be and remain the property of Owner and shall be withdrawn and disbursed by Subcontractor for the account of Owner only as expressly permitted by this Agreement for the purposes of performing the obligations of Subcontractor hereunder. No monies collected by Subcontractor on Owner's behalf shall be commingled with funds of Subcontractor. The Account shall be maintained, and monies shall be deposited therein and withdrawn therefrom, in accordance with the following:

                (i) All sums received from rents and other income from the Property shall be promptly deposited by Subcontractor in the Account. Subcontractor shall have the right to designate two or more persons who shall be authorized to draw against the Account, but only for purposes authorized by this Agreement.

                (ii) All sums due to Subcontractor hereunder, whether for compensation, reimbursement for expenditures, or otherwise, as herein provided, shall be a charge against the operating revenues of the Property and shall be paid and/or withdrawn by Subcontractor from the Account prior to the making of any other disbursements therefrom.

                (iii) By the fifteenth (15th) day after the end of each month, Subcontractor shall forward to Owner all monies contained in the Account other than a reserve of $5,000, prepaid rent, and an amount sufficient to cover expenditures provided for in the budget for that month, which shall remain in the Account.

                (j) OWNERSHIP AGREEMENTS. If Owner provides Subcontractor with an express summary of requirements set forth in the constituent documents of Owner that pertain to the management and leasing of the Property, Subcontractor shall use reasonable care to avoid any act or omission that, in the performance of its duties hereunder, violates such requirements.

                (k) SIGNS. Subcontractor shall place and remove, or cause to be placed and removed, such signs upon the Property as Subcontractor deems appropriate, subject, however, to the terms and conditions of the Leases and to any applicable ordinances and regulations.

        2.4 APPROVAL OF LEASES, CONTRACTS, ETC. In fulfilling its duties to Manager and Owner, Subcontractor may and hereby is authorized to enter into any leases, contracts or agreements on behalf of Owner in the ordinary course of the management, operation, maintenance and leasing of the Property; provided, however, that any leases of the Property must be approved in writing by Owner.

        2.5     ACCOUNTING, RECORDS AND REPORTS.

        (a) RECORDS. Subcontractor shall maintain all office records and books of account and shall record therein, and keep copies of, each invoice received from services, work and supplies ordered in connection with the maintenance and operation of the Property. Such records shall be maintained on a double entry basis. Manager, Owner and persons designated by Manager or Owner shall at all reasonable time have access to and the right to audit and make independent examinations of such records, books and accounts and all vouchers, files and all other material pertaining to the Property and this Agreement, all of which Subcontractor agrees to keep safe, available and separate from any records not pertaining to the Property, at a place recommended by Subcontractor and approved by Manager and Owner. Subcontractor will use reasonable efforts to cooperate with Manager, Owner, and any accountants retained by Manager or Owner, with respect to the preparation of books and records relating to the Property, any audit of such books and records, and financial reporting matters.

        (b) MONTHLY REPORTS. On or before the 10th day after the end of each month and during the term of this Agreement, Subcontractor shall prepare and submit to Manager and Owner the following reports and statements:

                (i)     rental collection record;

                (ii)    monthly operating statement;

                (iii) copy of cash disbursements ledger entries for such period, if requested;

                (iv) copy of cash receipts ledger entries for such period, if requested;

                (v) the original copies of all contracts entered into by Subcontractor on behalf of Owner during such period, if requested;

                (vi) copy of ledger entries for such period relating to security deposits maintained by Subcontractor, if requested; and

                (vii) Such other reports and statement as may be reasonably requested by Owner or Manager.

        (c) BUDGETS AND LEASING PLANS. Not later than November 15 of each calendar year, Subcontractor shall prepare and submit to Manager and Owner for approval an operating budget and a marketing and leasing plan with respect to the Property for the calendar year immediately following such submission. The budget and marketing and leasing plan shall be in the form of the budget and plan approved by Owner prior to the date thereof. As often as reasonably necessary during the period covered by any such budget, Subcontractor may submit to Manager and Owner for approval an updated budget or plan incorporating such changes as shall be necessary to reflect cost over-runs and the like during such period. If neither Manager nor Owner disapproves any such budget within 30 days after receipt thereof by Manager and Owner, such budget shall be deemed approved. If Manager or Owner shall disapprove any such budget or plan, it shall so notify Subcontractor within said 30-day period and explain the reasons therefor. If Manager or Owner disapproves of any budget or plan, Subcontractor shall submit a revised budget or plan, as applicable, within 10 days after receipt of the notice of disapproval, and Manager and Owner shall have 10 days to provide notice to Subcontractor if it disapproves of any such revised budget or plan. Subcontractor will not incur any costs other than those estimated in any budget except for:

                (i) tenant improvements and real estate commissions required under a Lease;

                (ii) maintenance or repair costs not to exceed $5,000 per item or occurrence;

                (iii) costs incurred in emergency situations in which action is immediately necessary for the preservation or safety of the Property, or for the safety of occupants or other persons (or to avoid the suspension of any necessary service of the Property), as reasonably determined by Subcontractor under the circumstances at such time;

                (iv) expenditures for real estate taxes and assessment in respect of the Property; and

                (v) unbudgeted maintenance supplies calling for an aggregate purchase price less than $25,000 per annum for the Property.

Budgets prepared by Subcontractor shall be for planning and informational purposes only, and Subcontractor shall have no liability to Manager or Owner for any failure to meet any such budget except as provided in Section 7.4(f) of this Agreement. However, Subcontractor will use its best efforts to operate within the approved budget.

        (d) PERFORMANCE OF ACCOUNTING FUNCTION. Unless otherwise instructed in writing by Owner, all accounting performed by Subcontractor in respect of the Property shall be conducted on the computer system of Owner by means of remote access software. Subcontractor acknowledges that an owner of direct or indirect interests in Owner is a publicly registered entity and that it is of utmost importance that Subcontractor perform accounting functions in respect of the Property in an accurate and timely manner. Notwithstanding anything contained herein to the contrary, in the event that more than two (2) times in any period of twelve (12) consecutive months Subcontractor either (i) causes a material inaccuracy to be present in any financial report prepared by Subcontractor in respect of the Property, or (ii) fails to prepare and deliver to Owner any report required by this Agreement in a timely manner, then Owner shall have the right, by written notice to Subcontractor, to relieve Subcontractor of its accounting and reporting duties under this Agreement. In such event, the Management Fees defined in Section 5.1 shall be reduced from three percent (3.0%) of Gross Revenues to two percent (2%) of Gross Revenues.

        (e) LEGAL REQUIREMENTS. Subcontractor shall execute and file when due all forms, reports, and returns required by law relating to the employment of its personnel. Subcontractor shall be responsible for notifying Manager and Owner in the event it receives notice that any Improvement on the Property or any equipment therein does not comply with the requirements of any statute, ordinance, law or regulation of any governmental body or of any public authority or official thereof having or claiming to have jurisdiction thereover. Subcontractor shall promptly forward to Manager and Owner any complaints, warnings, notices or summonses received by it relating to such matters. Subcontractor is authorized to disclose the ownership of the Property by Owner to any such officials. Owner is obligated to indemnify, protect, defend, save and hold Subcontractor and its stockholders, officers, directors, employees, members, governors, managers, successors and assigns (collectively, the "Indemnified Parties") harmless of and from any and all Losses (as defined in
Section 3.5(a) hereof) that may be imposed on them or any or all of them by reason of the failure of Owner to correct any present or future violation or alleged violation of any and all present or future laws, ordinances, statutes, or regulations of any public authority or official thereof, having or claiming to have jurisdiction thereover, of which it has actual notice; provided, however, that the foregoing indemnity shall not be applicable to any violation of law caused by Subcontractor or any Affiliate of Subcontractor known by Subcontractor or any Affiliate of Subcontractor prior to acquisition of the Property by Owner.

                                   ARTICLE III

        AUTHORITY GRANTED TO SUBCONTRACTOR AND CERTAIN OWNER OBLIGATIONS

        3.1 AUTHORITY AS TO TENANTS, ETC. Manager hereby delegates to Subcontractor the following authority and powers (all of which shall be exercised either in the name of Subcontractor, as manager of the Property, or in the name of Owner entered into by Subcontractor as Owner's authorized agent, and Owner shall assume all expenses in connection with such matters):

                (a) to advertise the Property or any part thereof and to display signs thereon, as permitted by law;

                (b)     to lease the Property to tenants;

                (c) to pay all expenses of leasing the Property, including but not limited to, newspaper and other advertising, signage, banners, brochures, referral commissions, fees of attorneys approved by Manager, leasing commissions, finder's fees and salaries, bonuses and other compensation of leasing personnel responsible for the leasing of the Property;

                (d) to cause references of prospective tenants to be investigated, it being understood and agreed by the parties hereto that Subcontractor does not guarantee the creditworthiness or collectibility of accounts receivable from tenants, users or lessees; and to negotiate new Leases and renewals and cancellations of existing Leases that shall be subject to the approval of Manager and Owner;

                (e) to charge tenants all or any of the following, subject to the approval of Owner and Manager and in accordance with the terms of the applicable Lease: a late rent administrative charge, a non-negotiable check charge, credit report fee, a subleasing administrative charge and/or broker's commission; and Subcontractor will account for such charges and/or commission to Manager;

                (f) to terminate tenancies at the Property and to sign and serve in the name of Owner such notices as are deemed necessary by Subcontractor;

                (g) to institute and prosecute actions to evict tenants and to recover possession of the Property or portions thereof;

                (h) with the authorization of Manager and Owner, to sue for and in the name of Owner and recover rent and other sums due; and to settle, compromise, and release such actions or suits, or reinstate such tenancies. All expenses of litigation including, but not limited to, attorneys' fees, filing fees, and court costs that Subcontractor shall incur in connection with the collecting of rent and other sums, or to recover possession of the Property or any portion thereof, shall be deemed to be an operational expense of the Property. Subcontractor, Manager and Owner shall concur on the selection of the attorneys to handle such litigation.

        3.2 OPERATIONAL AUTHORITY. Manager hereby delegates to Subcontractor the following authority and powers (all of which shall be exercised either in the name of Subcontractor, as manager of the Property, or in the name of Owner entered into by Subcontractor as Owner's authorized agent, and Owner shall assume all expenses in connection with such matters):

                (a) to hire, supervise, discharge, and pay all labor required for the operation and maintenance of the Property, including, but not limited to, on-site personnel, managers, assistant managers, leasing consultants, engineers, janitors, maintenance supervisors and other employees required for the operation and maintenance of the Property, including personnel spending a portion of their working hours (to be charged on a pro rata basis) at the Property. All expenses of such employment (and, if applicable, costs associated with the termination of such employment) shall be deemed operational expenses of the Property to the extent (i) set forth in an approved budget or otherwise authorized by this Agreement, or (ii) incurred in an emergency situation described in Section 2.5(c)(iii) above. However, it is expressly agreed that expenses attributable to the manager, the assistant manager and the administrative personnel supporting the manager and the assistant manager (collectively, the "Management Personnel") shall not be operational expenses of the Property and shall not be reimbursable to Subcontractor.

                (b) to make or cause to be made all ordinary repairs and replacements necessary to preserve the Property in its present condition and for the operating efficiency thereof and all alterations required to comply with lease requirements, and to decorate the Property;

                (c) to negotiate and enter into contracts for all items on budgets that have been approved by Manager and Owner, any emergency services, repairs for items not exceeding $5,000 per item or occurrence, appropriate service agreements and labor agreements for normal operation of the Property, which have terms not to exceed three years, and agreements for all budgeted maintenance, minor alterations, and utility services, including, but not limited to, electricity, gas, fuel, water, telephone, window washing, landscaping, snow removal, pest exterminating, decorating and legal services in connection with the Leases and service agreements relating to the Property, and other services or such of them as Subcontractor may consider appropriate; and

                (d)     to purchase supplies and pay all bills.

Subcontractor shall use its best efforts to obtain the foregoing services and utilities for the Property under terms that are as cost-effective and otherwise favorable to Subcontractor as possible for the quality of services and utilities required. Subcontractor is authorized to execute, as agent for Owner, all such contracts. In addition, Owner agrees to specifically assume in writing all obligations under all such contracts so entered into by Subcontractor, on behalf of Owner, upon the termination of this Agreement, and Owner shall indemnify, protect, save, defend and hold Subcontractor and the other Indemnified Parties harmless from and against any and all Losses resulting from, arising out of or in any way related to such contracts, but excluding matters arising out of Subcontractor's negligence or misconduct. Subcontractor shall secure the approval of Manager and Owner, and execution of appropriate contracts by, Owner for any non-budgeted and non-emergency/contingency capital items, alterations or other expenditures in excess of $5,000 for any one item, securing for each item at least three written bids, if practicable, or providing evidence satisfactory to Manager and Owner that the contract amount is lower than industry standard pricing, from responsible contractors. Subcontractor shall not contract with or make purchases from Affiliates of Subcontractor without the prior written approval of Owner. Subcontractor may at any time and from time to time request and receive the prior written authorization of Owner of the Property of any one or more purchases or other expenditures, notwithstanding that Subcontractor may otherwise be authorized hereunder to make such purchases or expenditures.

        3.3 RENT AND OTHER COLLECTIONS. Manager hereby delegates to Subcontractor the following authority and powers (all of which shall be exercised either in the name of Subcontractor, as manager of the Property, or in the name of Owner entered into by Subcontractor as Owner's authorized agent, and Owner shall assume all expenses in connection with such matters): to collect rents and/or assessments and other items, including but not limited to tenant payments for real estate taxes, property liability and other insurance, damages and repairs, common area maintenance, tax reduction fees and all other tenant reimbursements, administrative charges, proceeds of rental interruption insurance, parking fees, income from coin operated machines and other miscellaneous income, due or to become due and give receipts therefor and to deposit all such Gross Revenue collected hereunder in the Account. Subcontractor may endorse any and all checks received in connection with the operation of any Property and drawn to the order of Owner, and Owner shall, upon request, furnish Subcontractor's depository with an appropriate authorization for Subcontractor to make such endorsement. Subcontractor shall also have the authority to collect and handle tenants' security deposits, including the right to apply such security deposits to unpaid rent, and to comply, on behalf of Owner, with applicable state or local laws concerning security deposits and interest thereon, if any. Subcontractor shall not be required to advance any monies for the care or management of the Property. Owner agrees to advance all monies necessary therefor. If Subcontractor shall elect to advance any money in connection with the Property, Owner agrees to reimburse Subcontractor forthwith and hereby authorizes Subcontractor to deduct such advances from any monies due Owner. In connection with any insured losses or damages relating to the Property, Subcontractor shall have the authority to handle all steps necessary regarding any such claim; provided that Subcontractor will not make any adjustments or settlements in excess of $10,000 without the prior written consent of Manager and Owner.

        3.4 PAYMENT OF EXPENSES. Manager hereby delegates to Subcontractor the following authority and powers (all of which shall be exercised either in the name of Subcontractor, as manager of the Property, or in the name of Owner entered into by Subcontractor as Owner's authorized agent, and Owner shall assume all expenses in connection with such matters): to pay all expenses of the Property from the Gross Revenue collected in accordance with Section 3.3 above and deposited in the Account. It is understood that the Gross Revenue will be used first to pay the compensation to Manager and Subcontractor as contained in
Article 5 below, then operational expenses and then any mortgage indebtedness, including real estate tax and insurance impounds, but only as directed by Owner in writing and only if sufficient Gross Revenue is available for such payments. Nothing in this Agreement shall be interpreted in such a manner as to obligate Manager to pay from Gross Revenue any expenses incurred by Owner prior to the commencement of this Agreement, except to the extent Owner advances additional funds to pay such expenses.

        3.5     CERTAIN INDEMNIFICATION OBLIGATIONS.

                (a) IN GENERAL. Owner shall indemnify, protect, defend, save and hold Subcontractor and all of the other Indemnified Parties harmless from and against any and all claims, causes of action, demands, suits, proceedings, loss, judgments, damage, awards, liens, fines, costs, attorney's fees and expenses, of every kind and nature whatsoever (collectively, "Losses"), that may be imposed on or incurred by Subcontractor by reason of (i) the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of Owner, and (ii) breach of this Agreement by Owner. Manager shall indemnify, protect, defend, save and hold Subcontractor harmless from and against any and all Losses that may be imposed on or incurred by Subcontractor by reason of (A) the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of Manager, and (B) breach of this Agreement by Manager. Subcontractor shall indemnify, protect, defend, save and hold Owner and Manager harmless from and against any and all Losses that may be imposed on or incurred by Owner or Manager by reason of (1) the willful misconduct, gross negligence and/or unlawful acts (such unlawfulness having been adjudicated by a court of proper jurisdiction) of Subcontractor, and (2) breach of this Agreement by Subcontractor.

                (b) PROPERTY DAMAGE, ETC. Owner agrees to indemnify, defend, protect, save and hold Subcontractor and all of the other Indemnified Parties harmless from any and all Losses in connection with or in any way related to the Property and from liability for damage to the Property and injuries to or death of any person whomsoever, and damage to property; provided, however, that such indemnification shall not extend to any such Losses arising out of the negligence or willful misconduct of Subcontractor or any of the other Indemnified Parties. Subcontractor shall not be liable for any error of judgment or for any mistake of fact or law, or for any thing that it may do or refrain from doing, except in cases of negligence or willful misconduct.

        3.6 ENVIRONMENTAL MATTERS. Owner hereby warrants and represents to Subcontractor that to the best of Owner's knowledge, the Property will not be used to treat, deposit, store, dispose of or place any hazardous substance that may subject Subcontractor to liability or claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A.
Section 9607) or any constitutional provision, statute, ordinance, law, or regulation of any governmental body or of any order or ruling of any public authority or official thereof, having or claiming to have jurisdiction thereover. Furthermore, Owner agrees to indemnify, protect, defend, save and hold harmless Subcontractor and all of the other Indemnified Parties from any and all Losses involving, concerning or in any way related to any future (but not current or past) treatment, depositing, storage, disposal or placement by any party other than Subcontractor of hazardous substances on the Property.

        3.7 LEGAL STATUS OF PROPERTIES. Owner authorizes Subcontractor to disclose the identity of the Owner of the Property to any governmental officials and agrees to indemnify, protect, defend, save and hold Subcontractor and the other Indemnified Parties harmless of and from any and all Losses that may be imposed on them or any of them by reason of the failure of Owner to correct any present or future violation or alleged violation of any and all present or future laws, ordinances, statutes, or regulations of any public authority or official thereof, having or claiming to have jurisdiction thereover, of which it has actual notice; provided, however, that the foregoing indemnity shall not be applicable to any violation of law caused by Subcontractor or any Affiliate of Subcontractor known by Subcontractor or any Affiliate of Subcontractor prior to acquisition of the Property by Owner. In the event it is alleged or charged that any Improvement or any equipment on the Property or any act or failure to act by Owner with respect to the Property or the sale, rental, or other disposition thereof fails to comply with, or is in violation of, any of the requirements of any constitutional provision, statute, ordinance, law, or regulation of any governmental body or any order or ruling of any public authority or official thereof having or claiming to have jurisdiction thereover, and Subcontractor, in its sole and absolute discretion, considers that the action or position of Owner, with respect thereto may result in damage or liability to Subcontractor, Subcontractor shall have the right to cancel this Agreement at any time by written notice to Owner of its election so to do, which cancellation shall be effective upon the service of such notice. Such cancellation shall not release the indemnities of Owner set forth in this Agreement and shall not terminate any liability or obligation of Manager or Owner to Subcontractor for any payment, reimbursement, or other sum of money then due and payable to Subcontractor hereunder.

                                   ARTICLE IV

                                    EXPENSES

        4.1 OWNER'S EXPENSES. Except as otherwise specifically provided, all costs and expenses incurred hereunder by Subcontractor in fulfilling its duties to Owner shall be for the account of and on behalf of Owner. Such costs and expenses shall include the wages and salaries and other employee-related expenses of all on-site and off-site employees of Subcontractor who are engaged in the operation, management, maintenance and leasing or access control of the Property (excluding the Management Personnel), including taxes, insurance and benefits relating to such employees, and legal, travel and other out-of-pocket expenses that are directly related to the management of the Property, to the extent set forth in a budget approved by Owner and Manager. All costs and expenses for which Owner is responsible under this Agreement shall be paid by Subcontractor out of the Account. In the event the Account does not contain sufficient funds to pay all said expenses, Owner shall fund all sums necessary to meet such additional costs and expenses.

        4.2 SUBCONTRACTOR'S EXPENSES. Subcontractor shall, out of its own funds, pay all of its general overhead and administrative expenses.

                                    ARTICLE V

                          SUBCONTRACTOR'S COMPENSATION

        5.1 MANAGEMENT FEES. Commencing on the date hereof, Owner shall pay Subcontractor property management and leasing fees in an amount equal to three percent (3.0%) of Gross Revenues (the "Management Fees") on a monthly basis from the rental income received from the Property over the term of this Agreement. In the event Subcontractor assists with planning and coordinating the construction of any tenant-paid finish-out or improvements, Subcontractor shall be entitled to receive from any such tenant (but not from Owner or Manager) an amount equal to not greater than five percent (5.0%) of the cost of such tenant improvements. Subcontractor will not be required to provide construction management services (except as provided in Section 2.3(a) above) or provide tenant improvements on a "turn-key" basis unless Owner or Manager retains Subcontractor to perform such services pursuant to a separate written agreement.

        5.2 LEASING FEES. In addition to the compensation paid to Subcontractor under Section 5.1 above, Subcontractor shall be entitled to receive a separate fee for the Leases of new tenants and renewals of Leases with existing tenants in an amount not to exceed the fee customarily charged in arm's length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area. The compensation to be paid to Subcontractor with respect to Leases is set forth on EXHIBIT B attached hereto and made a part hereof.

        5.3 AUDIT ADJUSTMENT. If any audit of the records, books or accounts relating to the Property discloses an overpayment or underpayment of Management Fees, Manager or Subcontractor shall promptly pay to the other party the amount of such overpayment or underpayment, as the case may be. If such audit discloses an overpayment of Management Fees for any fiscal year of more than five percent (5%) of the correct Management Fees for such fiscal year, Subcontractor shall bear the cost of such audit.

        5.4 LIMITATION ON COMPENSATION. Notwithstanding anything contained herein to the contrary, in no event shall Manager (or Owner) be obligated to pay Subcontractor compensation under this Article V in excess of the compensation that Manager is entitled to receive under Article V of the Master Agreement.

                                   ARTICLE VI

                          INSURANCE AND INDEMNIFICATION

        6.1 INSURANCE TO BE CARRIED. Subcontractor shall obtain and keep in full force and effect, in accordance with the laws of the state of in which the Property is located, employer's liability insurance applicable to and covering all employees of Subcontractor at the Property and all persons engaged in the performance of any work required hereunder, and Subcontractor shall furnish Manager and Owner certificates of insurers naming Manager and Owner as a co-insured and evidencing that such insurance is in effect. If Subcontractor maintains a policy of liability insurance, Subcontractor shall cause Manager and Owner to be named as co-insureds on such policy.

        6.2 INSURANCE EXPENSES. Manager shall obtain and keep in full force and effect insurance on the Property against such hazards as Owner and Manager shall deem appropriate. Premiums and other expenses of such insurance, as well as any applicable payments in respect of deductibles, shall be borne by Owner. Owner or Manager, at its expense, shall maintain a policy of liability insurance in respect of the Property and shall cause Subcontractor to be named as co-insured on such policy.

        6.3 COOPERATION WITH INSURERS. Subcontractor shall cooperate with and provide reasonable access to the Property to representatives of insurance companies and insurance brokers or agents with respect to insurance that is in effect or for which application has been made. Subcontractor shall use its best efforts to comply with all requirements of insurers.

        6.4 ACCIDENTS AND CLAIMS. Subcontractor shall promptly investigate and shall report in detail to Owner all accidents, claims for damage relating to ownership, operation or maintenance of the Property, and any damage or destruction to the Property and the estimated costs of repair thereof, and shall prepare for approval by Manager and Owner all reports required by an insurance company in connection with any such accident, claim, damage, or destruction. Such reports shall be given to Manager and Owner promptly, and any report not so given within 10 days after the occurrence of any such accident, claim, damage or destruction shall be noted in the monthly operating statement delivered to Manager and Owner pursuant to Section 2.5(b). With the written approval of Manager, Subcontractor may settle any claim against an insurance company arising out of any policy and, in connection with such claim, to execute proofs of loss and adjustments of loss and to collect and receipt for loss proceeds.

        6.5 INDEMNIFICATION. Owner will indemnify and hold Subcontractor harmless against all liability for injury to persons and damage to property caused by Owner's negligence and which did not result from the negligence or misconduct of Subcontractor, except to the extent Subcontractor recovers insurance proceeds with respect to such matter. Manager will indemnify and hold Subcontractor harmless against all liability for injury to persons and damage to property caused by Manager's negligence and which did not result from the negligence or misconduct of Subcontractor, except to the extent Subcontractor recovers insurance proceeds with respect to such matter. Subcontractor will indemnify and hold Manager and Owner harmless against all liability for injury to persons and damage to property caused by Subcontractor's negligence and which did not result from the negligence or misconduct of Manager or Owner, except to the extent Owner or Manager (as the case may be) recovers insurance proceeds with respect to such matter.

                                   ARTICLE VII

                              TERM AND TERMINATION

        7.1 TERM. This Agreement shall commence on the date first above written and shall continue until the first (1st) anniversary of such date, subject to the provisions of Sections 7.2, 7.3, 7.4 and 7.5 below.

        7.2 RENEWAL OF TERM. If neither party has sent notice terminating this Agreement as of the first (1st) anniversary of the date of this Agreement, then this Agreement shall be automatically renewed for an additional one (1) year term. If thereafter neither party sends notice terminating this Agreement, then this Agreement shall likewise be automatically renewed for a one (1) year term on each anniversary of the date of this Agreement.

        7.3 EVENTS OF TERMINATION. Notwithstanding anything contained herein to the contrary, this Agreement shall terminate upon (a) the sale of the Property; (b) termination or expiration of the Master Agreement; (c) termination of this Agreement as provided in SECTION 7.4 or SECTION 7.5 hereof; or (d) termination of this Agreement by mutual written agreement of Manager and Subcontractor.

        7.4 TERMINATION BY MANAGER. Manager shall have the right to terminate this Agreement upon written notice to Subcontractor upon the occurrence of any of the following events:

        (a) Subcontractor fails in any respect to perform a material obligation under this Agreement and such failure is not cured (i) within five
(5) days after notice of such failure from Owner if the failure involves the payment of money, or (ii) within thirty (30) days after notice of such failure from Owner if the failure involves action other than the payment of money.

        (b) Subcontractor files a petition or case seeking relief under the liquidation provisions of any bankruptcy or other debtor relief laws of the United States or any state or other competent jurisdiction.

        (c) The occurrence of an event whereby (i) a petition or case is filed against Subcontractor seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction, or (ii) a court of competent jurisdiction enters an order, judgment or decree appointing a receiver or a trustee for Subcontractor, or for all or any part of the property of Subcontractor, and such petition, order, judgment or decree is not discharged within one hundred eighty
(180) days after the entry thereof.

        (d) Subcontractor fails to provide to Manager within fifteen (15) days after request by Manager customary, reasonable and truthful certifications as Manager may reasonably request to enable Manager or Owner to meet its financial certification obligations under the Sarbanes-Oxley Act of 2002 as such statute relates to financial reporting in respect of the Property. Any such certification may be given by Subcontractor to its actual knowledge without any duty of investigation.

        (e) Subcontractor experiences a "Change of Control." "Change of Control" shall mean an event or a series of related events wherein the Subcontractor ceases to be directly or indirectly controlled by one or more of Lawler Partners, LLC or Wood Partners, LLC.

        (f) If in any two consecutive calendar quarters the Property fails to achieve the gross revenues or net operating income set forth in respect of such quarter in EXHIBIT C attached hereto, it being understood and agreed that Owner, Manager and Subcontractor shall, in good faith, update and amend EXHIBIT C annually in connection with the annual budget approval process in respect of the Property.

        7.5 TERMINATION BY SUBCONTRACTOR. Subcontractor shall have the right to terminate this Agreement upon written notice to Manager and Owner upon the occurrence of any of the following events:

        (a) Manager or Owner fails in any respect to perform a material obligation under this Agreement (i) within five (5) days after notice of such failure from Subcontractor if the failure involves the payment of money, or (ii) within thirty (30) days after notice of such failure from Subcontractor if the failure involves action other than the payment of money.

        (b) Manager or Owner files a petition or case seeking relief under the liquidation provisions of any bankruptcy or other debtor relief laws of the United States or any state or other competent jurisdiction.

        (c) The occurrence of an event whereby (i) a petition or case is filed against Manager or Owner seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction, or (ii) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Manager or Owner, a receiver or a trustee for Manager or Owner, as the case may be, or for all or any part of their respective property, and such petition, order, judgment or decree is not discharged within one hundred eighty (180) days after the entry thereof.

        7.6 SUBCONTRACTOR'S OBLIGATIONS UPON TERMINATION. Upon the termination of this Agreement, Subcontractor shall have the following duties:

        (a) Subcontractor shall deliver to Manager or its designee, all books and records with respect to the Property.

        (b) Subcontractor shall transfer and assign to Manager, or its designee, all service contracts and personal property relating to or used in the operation and maintenance of the Property, except personal property paid for and owned by Subcontractor. Subcontractor shall also, for a period of sixty (60) days immediately following the date of such termination, make itself available to consult with and advise Manager, or its designee, regarding the operation, maintenance and leasing of the Property.

        (c) Subcontractor shall render to Manager an accounting of all funds of Owner in its possession and shall deliver to Manager a statement of all Management Fees claimed to be due to Subcontractor and shall cause funds of Owner held by Subcontractor relating to the Property to be paid to Manager or its designee.

        7.7 MANAGER'S OBLIGATIONS UPON TERMINATION. Manager shall pay or reimburse Subcontractor for any sums of money due it under this Agreement for services and expenses prior to termination of this Agreement. All provisions of this Agreement that require Owner or Manager to have insured, or to protect, defend, save, hold and indemnify or to reimburse Subcontractor shall survive any expiration or termination of this Agreement and, if Subcontractor is or becomes involved in any claim, proceeding or litigation by reason of having been Subcontractor hereunder, such provisions shall apply as if this Agreement were still in effect.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        8.1 SUBJECT TO MASTER AGREEMENT. This Agreement is subject and subordinate in all respects to the Master Agreement. Subcontractor has received a copy of the Master Agreement and is familiar with the terms thereof. Subcontractor shall perform its duties under this Agreement in accordance with the Master Agreement and will not, by its act or omission to act, cause a default under the Master Agreement.

        8.2 NOTICES. All notices, approvals, consents and other communications hereunder shall be in writing, and, except when receipt is required to start the running of a period of time, shall be deemed given when delivered in person or on the fifth day after its mailing by either party by registered or certified United States mail, postage prepaid and return receipt requested, to the other party, at the addresses set forth after their respect name below or at such different addresses as either party shall have theretofore advised the other party in writing in accordance with this Section 8.2.

             Manager:            HPT MANAGEMENT SERVICES LP
                                 15601 Dallas Parkway, Suite 600
                                 Addison, Texas 75001
                                 Attention:  Chief Legal Officer

             Owner:              _______________________________
                                 c/o Behringer Harvard REIT I, Inc.
                                 15601 Dallas Parkway, Suite 600
                                 Addison, Texas 75001
                                 Attention:  Chief Legal Officer

             Subcontractor:      Lawler-Wood, LLC
                                 900 South Gay Street
                                 Suite 1600 Riverview Tower
                                 Knoxville, Tennessee 37902

             With copy to        Timothy M. McLemore, Esq.
                                 Gentry, Tipton & McLemore, P.C.
                                 P.O. Box 1990
                                 Knoxville, Tennessee 37901

        8.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

        8.4 ASSIGNMENT. Subcontractor may not assign or delegate its duties and rights under this Agreement without the prior written consent of Manager and Owner. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        8.5 NO WAIVER. The failure of Manager, Subcontractor or Owner to seek redress for violation or to insist upon the strict performance of any covenant or condition of this Agreement shall not constitute a waiver thereof for the future.

        8.6 AMENDMENTS. This Agreement may be amended only by an instrument in writing signed by the party against whom enforcement of the amendment is sought.

        8.7 HEADINGS. The headings of the various subdivisions of this Agreement are for reference only and shall not define or limit any of the terms or provisions hereof.

        8.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        8.9 ENTIRE AGREEMENT. This Agreement contains the entire understanding and all agreements between Manager and Subcontractor respecting the management of the Property. There are no representations, agreements, arrangements or understandings, oral or written, between Manager and Subcontractor relating to the management of the Property that are not fully expressed herein.

        8.11 DISPUTES. If there shall be a dispute between or among Manager, Subcontractor or Owner relating to this Agreement resulting in litigation, the prevailing party in such litigation shall be entitled to recover from the other party to such litigation such amount as the court shall fix as reasonable attorneys' fees.

        8.12 ACTIVITIES OF SUBCONTRACTOR. Owner and Manager acknowledge that Subcontractor manages and is otherwise involved with other properties and ventures that are in competition with the business of Owner at the Property. However, Subcontractor agrees that it will not solicit any tenant of the Property to move into another building in the downtown area of Knoxville, Tennessee.

        8.13 INDEPENDENT CONTRACTOR. Subcontractor shall not be construed as a joint venturer or partner of either Manager or Owner pursuant to this Agreement, and none of such parties shall have the power to bind or obligate the other party except as set forth herein. It is the intent of the parties that:
(a) the status of Manager to Owner under the Master Agreement is that of an independent contractor; (b) the status of Subcontractor to Manager under this Agreement is that of an independent contractor; and (c) the status of Subcontractor to Owner is that of an independent subcontractor.

        8.14 NO THIRD-PARTY RIGHTS. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to Section 8.4.

        8.15 DOCUMENTS REQUIRED BY LENDER. In the event that a mortgagee of the Property (a "Mortgagee") requests that Subcontractor execute a document in connection with a loan to Owner, Subcontractor will respond to such request promptly and will not unreasonably withhold its consent to such document. Without limiting the generality of the preceding sentence, Subcontractor agrees that it will execute and deliver the following documents within five (5) days after request therefor: (a) an agreement that a Mortgagee may terminate this Agreement if a default occurs in respect of the loan secured by the Property;
(b) an estoppel certificate certifying that this Agreement is in full force and effect and containing such other certifications as may be reasonably requested;
(c) an agreement subordinating this Agreement to any mortgage or deed or trust held by a Mortgagee; and (d) a waiver by Subcontractor of any right to assert a lien against the Property. Subcontractor shall use reasonable care to avoid any act or omission that, in the performance of its duties hereunder, shall in any way conflict with the terms of any mortgage documents in respect of the Property, provided that Subcontractor has been furnished with copies of such mortgage documents.

        8.16 COMPLIANCE AMENDMENTS. Notwithstanding anything contained herein to the contrary, in the event that legal counsel for Owner reasonably determines that an amendment to this Agreement is necessary or advisable in order for this Agreement to comply with applicable securities laws, the offering documents pertaining to Behringer Harvard REIT I, Inc., a Maryland corporation, or the Statement of Policy Regarding Real Estate Programs of the North American Securities Administrators Association, Inc., effective September 29, 1993, as amended, then Manager and Subcontractor shall, within ten (10) days after request from Owner, execute such an amendment; provided, however, that no such amendment may decrease the compensation to which Subcontractor is entitled hereunder or materially increase Subcontractor's liabilities or obligations under this Agreement without Subcontractor's written consent.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Property Management and Leasing Subcontract as of the date first above written.

                                       MANAGER:

                                       HPT MANAGEMENT SERVICES LP,
                                       a Texas limited partnership

                                       By: IMS, LLC, Its General Partner


                                           By:  _______________________________
                                                  Gerald J. Reihsen, III
                                                  Executive Vice President


                                       SUBCONTRACTOR:

                                       LAWLER-WOOD, LLC, a Tennessee limited
                                       liability company


                                       By: _____________________________________
                                              Randall L. Gibson, Chief Manager

                         CONSENT AND AGREEMENT OF OWNER

        By its execution below, Owner consents to the terms of the foregoing Agreement and agrees to be bound by the representations, warranties and covenants of Owner contained in such Agreement.


                                          ______________________________________

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                    EXHIBIT A

                                Legal Description

TRACT 1:

BEING a parcel of land located in the 1st Ward of the City of Knoxville, Tennessee, and the 1st District of Knox County, Tennessee, and being a portion of the city block bounded by Gay Street, Hill Avenue, State Street, and Main Avenue, and being more particularly described as follows:

BEGINNING, at a set spike in asphalt at the intersection of the easterly right of way of Gay Street and the southerly right of way of Main Avenue and being approximately 2.5 feet west of the curb line;

THENCE, north 65 deg. 12 min. 00 sec. east 295.20 feet along the southerly right of way of Main Avenue and along the northerly face of a wall to a set brass disc with punch point, set in the sidewalk and at the intersection of the southerly right of way of Main Avenue and the westerly right of way of State Street;

THENCE, south 24 deg. 49 min. 00 sec. east 258.94 feet along the westerly right of way of State Street in the sidewalk to a point being north 24 deg. 49 min. 00 sec. east 24.00 feet from a set spike in asphalt;

THENCE, south 20 deg. 33 min. 00 sec. west 33.72 feet to a point on the northerly right of way of Hill Avenue and being south 65 deg. 55 min. 00 sec. west 24.00 feet from a set spike reference point;

THENCE, south 65 deg. 55 min. 00 sec. west 105.03 feet along the northerly right of way of Hill Avenue and along the south face of a wall to a set spike in asphalt;

THENCE, north 24 deg. 57 min. 00 sec. west 135.01 feet along the west face of a wall along the common line with Aetna Casualty and Surety Company to a drill point in concrete in the loading dock area of Riverview Tower;

THENCE, south 65 deg. 55 min. 00 sec. west 42.73 feet continuing with Aetna to a set nail;

THENCE, north 24 deg. 30 min. 00 sec. west 20.15 feet continuing with Aetna to a point;

THENCE, south 65 deg. 12 min. 00 sec. west 23.10 feet continuing with Aetna to a point;

THENCE, north 24 deg. 48 min. 00 sec. west 41.50 feet continuing with Aetna to a point beneath the Riverview Tower;

THENCE, south 65 deg. 12 min. 00 sec. west 100.00 feet continuing with Aetna to a point on the curb of Gay Street on the easterly right of way of Gay Street;

THENCE, north 24 deg. 57 min. 00 sec. west 84.14 feet along the easterly right of way of Gay Street and along the curb to the point of Beginning, as shown by survey of Gary C. Clark, R.L.S. No. 1329, Suite 2400, Plaza Tower, Knoxville, Tennessee 37929, dated September 4, 1990, revised September 6, 1990, November 20, 1990, December 10, 1990, December 12, 1990, and December 22, 1990, File No. 12226-00.

TRACT II:

OVERHEAD PEDESTRIAN BRIDGE - LOCATED AS FOLLOWS:

TO FIND THE POINT OF BEGINNING, commence at a set spike in the Eastern right of way of Gay Street at its intersection with the Southern right of way of Main Avenue; thence North 65 deg. 12 min. 00 sec. East 139.80 feet to the POINT OF BEGINNING; thence crossing Main Avenue, North 24 deg. 48 min. 00 sec. West 65.72 feet to a point; thence North 65 deg. 12 min. 00 sec. East 11.34 feet to a point; thence South 24 deg. 48 min. 00 sec. East 65.72 feet to a point in the Southern right of way of Main Avenue; thence South 65 deg. 12 min. 00 sec. West
11.34 feet to the point of BEGINNING.

TRACT III:

EASEMENT:

That property identified on the survey of Gary C. Clark, dated September 4, 1990, revised September 6, 1990, November 20, 1990, December 10, 1990, December 12, 1990, and December 22, 1990, as, "Tract 7", "Tract 8", and "Non-Exclusive Easement W. D. 1997, page 305."

                                    EXHIBIT B

                               Leasing Commissions

        A. For all new leases, lease renewals and lease expansions, except as specified in Paragraphs B or C below, the Annual Base Rent specified on the Reference Page of the lease minus the sum of (i) the amortized cost of any tenant improvements paid for by Owner if the cost of such improvements is in excess of the applicable building standard and is included in Base Rent and (ii) the amortized cost of any concession(s) given to the prospective tenant; multiplied by the lesser of (x) the number of years in the original term of the lease and (y) ten (10) years, prorated for any partial year; multiplied by four percent (4%).

        B. In the event of the exercise of an option to renew or expand contained in the lease in favor of the tenant: (i) for any lease executed during the term of this Agreement, upon the exercise of such options, whether or not such exercise occurs during the term of this Agreement; or (ii) for any lease executed prior to the term of this Agreement where the exercise of the option occurs during the term of this Agreement, in either case a leasing commission equal to two percent (2%) of the Annual Base Rent for the renewal term or the expansion premises, as the case may be. In the event that an outside broker is involved, the commission shall be split equally between Subcontractor and the outside broker, so that each receives one percent (1%).

        C. In the event of a new lease, lease renewal not governed by Paragraph B above or lease expansion where an outside broker is involved, the leasing commission shall be equal to the Annual Base Rent specified on the Reference Page of the lease, minus the sum of (i) the amortized cost of any tenant improvements paid for by Owner if the cost of such improvements is in excess of the applicable building standard and is included in base Rent and (ii) the amortized cost of any concession(s) given to the prospective tenant; multiplied by the lesser of (x) the number of years in the original term of the lease and (y) ten (10) years, prorated for any partial year; multiplied by six percent (6%) with one-half of such commission being paid to Subcontractor and one-half being paid to the outside broker.

        D. In the event any existing lease which does not contain an option to renew or extend is renewed or extended during the term of this Agreement, the leasing commission shall be equal to the commission set forth in Paragraph A above.

                                    EXHIBIT C

                               Revenue Projections

                               SCHEDULE 13(a)(i)

                          FORM OF SPECIAL WARRANTY DEED

======================================== ===================================== =====================================

          Address New Owner:                     Map-Parcel Numbers:                    Send Tax Bills To:
---------------------------------------- ------------------------------------- -------------------------------------



--------------------------------------------------------------------------------------------------------------------

                   This instrument prepared by: ________________________________________________
====================================================================================================================

                              SPECIAL WARRANTY DEED


        FOR AND IN CONSIDERATION of the sum of ______________ ________________________and __/100 DOLLARS ($_________) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, ____________________________ (the "Grantor") has bargained and sold, and by these presents transfers and conveys to _____________ (the "Grantee"), Grantee's (heirs) (successors) and assigns, certain land in _____________ County, State of Tennessee, being more particularly described in Exhibit A, which is attached hereto and incorporated herein by reference (the "Property").

        This conveyance of the Property, and all covenants and warranties contained herein, are made expressly subject to the following:

        1. Real estate taxes for the current year which have been prorated between the parties.

        2.      ________________________________________________________________
        _______________________________________________________________________.

        This is (improved) (unimproved) property, known as _____________________
        _______________________________________________________________________.
        [If the Grantor knows there is a gravesite, add the following: Pursuant to T.C.A. ss.46-8-103, Grantor hereby discloses that a gravesite or crypt containing human remains is located on the Property.]

        TO HAVE AND TO HOLD the Property, with all appurtenances, estate, title, and interest thereto belonging to the Grantee, Grantee's (heirs) (successors) and assigns, forever.

        Grantor covenants with the Grantee that the Property is free from all encumbrances made or suffered by Grantor, except to the extent otherwise set forth herein.

        Grantor further covenants and binds _________, to warrant and forever defend the title to the Property to the Grantee, Grantee's (heirs) (successors) and assigns against the lawful claims of all persons whomsoever claiming by, through or under Grantor, except that no warranty is made as to the amount of acreage in the Property].

        IN WITNESS WHEREOF, the Grantor has executed this Deed this ____ day of _____________, 20__.


                                           _____________________________________


                                           By: _________________________________

                                           Title: ______________________________



                            [Add Appropriate Notary]

                               SCHEDULE 13(a)(ii)

                              FORM OF BILL OF SALE


                                  BILL OF SALE


        This BILL OF SALE is given this ___ day of ____, 2005 by
___________________, with an address c/o ______________________ ("Seller"), to
________________________, a __________________ ("Buyer").

        Seller, for good and valuable consideration received from Buyer, the receipt and sufficiency of which are hereby acknowledged, hereby bargains, sells and conveys to Buyer all furnishings, furniture, equipment, supplies, and other personal property (hereinafter collectively referred to as "Personal Property") owned by any Seller which is located on, and used in connection with, the real property more particularly described in the Agreement of Purchase and Sale dated _______________ __, 2005 between Seller and Buyer, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever. Nothing contained in this Bill of Sale shall be construed to include in the definition of Personal Property any furniture, furnishings, trade fixtures, equipment or other personal property of Sellers' management agent or of any tenant occupying such real property.

        The Personal Property is being transferred by Seller to Buyer in its "AS IS" condition, without any representation or warranty of any kind or nature, express, implied, statutory or otherwise, except that Seller warrants that the Personal Property is free from any lien or encumbrance.

        IN WITNESS WHEREOF, Seller has hereunto executed this Bill of Sale as of the date first above written.

Witnesses:                                        ____________________________

_________________________

_________________________                         By:  _______________________
                                                  Name:
                                                  Title:

                              SCHEDULE 13(a)(iii)

                   FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES


                       ASSIGNMENT AND ASSUMPTION OF LEASES


        ____________________________________, with an address c/o
__________________ ("Assignor"), for valuable consideration received, hereby assigns to _____________________, a __________________ having an office at
___________________________________________ ("Assignee") all of Assignor's
right, title, interest and obligations as owner of certain real property more fully described on Exhibit A, attached hereto and incorporated herein by this reference and improvements thereon (the "Property"), under each lease and tenancy affecting the Property (individually, a "Tenant Lease," and collectively, the "Tenant Leases"), which Tenant Leases are identified and described on Schedule I, attached to this Assignment and incorporated herein by this reference, together with all right, power, and authority of Assignor to alter, modify, or otherwise change the terms of the Tenant Leases and to surrender, cancel, and terminate the Tenant Leases or any of them, and together with all rents, income, and profits arising from the Tenant Lease from and after the date of this Assignment, and from any renewals of the Tenant Leases, including, without limitation, any security and damage deposits described therein.

        Assignee hereby accepts the foregoing assignment and assumes all of Assignor's right, title, interest and obligations arising out of any of the Tenant Leases from and after the date hereof.

        This Assignment shall benefit and bind Assignor and Assignee and the heirs, legal representatives, successors, and assigns of each of them.

        IN WITNESS WHEREOF, Assignor, by its duly authorized representative, executes this Assignment as of the _____ day of _______________, 2005.


WITNESSES:                                ASSIGNOR:


_____________________________             ___________________________________
                                          By: _______________________________
                                          Name:
                                          Title:


                                          ASSIGNEE


                                          ___________________________________
                                          Name:
                                          Title:

STATE OF ________________)
                         ) SS:
COUNTY OF _______________)


        On this ___ day of ________, 2005, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification to be the person whose name is signed on the preceding document and acknowledged to me that ____ signed it voluntarily for its stated purpose.


                                           __________________________________
                                           Notary Public
                                           My Commission Expires: ___________


STATE OF ________________)
                         ) SS:
COUNTY OF _______________)


        On this ___ day of ________, 2005, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification to be the person whose name is signed on the preceding document and acknowledged to me that ____ signed it voluntarily for its stated purpose.


                                           __________________________________
                                           Notary Public
                                           My Commission Expires: ___________

                               SCHEDULE 13(a)(iv)

 FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND INTANGIBLE PROPERTY


                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS
                             AND INTANGIBLE PROPERTY

        ___________________________________________, with an address c/o
___________________ ("Assignor"), for valuable consideration received, hereby assigns to _______________________________________________, a
______________________ having an office at
______________________________________ ("Assignee") all of Assignor's right, title, interest and obligations as owner of as owner of certain real property more fully described on Exhibit A, attached hereto and incorporated herein by this reference and improvements thereon (the "Property"), in (i) each contract for operation or maintenance of the Property (individually, a "Service Contract," and collectively, the "Service Contracts"), which Service Contracts are identified and described on Schedule I attached to this Assignment and incorporated herein by this reference and (ii) all intangible property owned by Assignor and used in connection with the Property, including all trademarks and trade names used in connection with the Property (including any interest Seller may have in the name Riverview Tower and all logos and marks associated therewith), all plans and specifications, if any, which were prepared in connection with the construction of the improvements and all licenses, permits and warranties now effect with respect to the Property to the extent assignable, excluding any interest in Sellers' cash, securities, accounts (bank, deposit, escrow, reserve or otherwise), etc. (collectively, the "Intangible Property").

        Assignee hereby accepts the foregoing assignment and assumes all of Assignor's right, title, interest and obligations under, or by reason of, the Service Contracts and the Intangible Property from and after the date hereof.

        This Assignment shall benefit and bind Assignor and Assignee and the heirs, legal representatives, successors, and assigns of each of them.

        IN WITNESS WHEREOF, Assignor, by its duly authorized representative, executes this Assignment as of the _____ day of _______________, 2005.


WITNESSES:                                ASSIGNOR:

                                          ___________________________________

________________________________          By: _______________________________
                                          Name:
                                          Title:


WITNESS:                                  ASSIGNEE


                                          By: _______________________________
________________________________          Name:
                                          Title:

STATE OF ________________)
                         ) SS:
COUNTY OF _______________)


        On this ___ day of ________, 2005, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification to be the person whose name is signed on the preceding document and acknowledged to me that ____ signed it voluntarily for its stated purpose.

                                           __________________________________
                                           Notary Public
                                           My Commission Expires: ___________


STATE OF ________________)
                         ) SS:
COUNTY OF _______________)


        On this ___ day of ________, 2005, before me, the undersigned notary public, personally appeared ____________________, proved to me through satisfactory evidence of identification to be the person whose name is signed on the preceding document and acknowledged to me that ____ signed it voluntarily for its stated purpose.

                                           __________________________________
                                           Notary Public
                                           My Commission Expires: ___________

                               SCHEDULE 13(a)(vi)

                     FORM OF AFFIDAVIT OF NON-FOREIGN STATUS


                         AFFIDAVIT OF NON-FOREIGN STATUS
              (Corporation, Partnership, Trust, Transferor Estate)


        Section 1445 of the Internal revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon disposition of a U.S. real property interest by __________________________________ ("Seller"), the undersigned hereby affirms the following on behalf of Seller:

        1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax Regulations);

        2. Seller is not a disregarded entity as defined in ss.1.1445-2(b)(2)(iii);

        3.      Seller's U.S. employer identification number is _____________;
and

        4.      Seller's office address is: __________________________________.

        The undersigned understands that this Affidavit may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury, I declare that I have examined this Affidavit and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this Affidavit on behalf of Seller.

                                       __________________________________

                                       By:  _______________________________
                                       Name:
                                       Title:

Dated:  ________________, 2005

                              SCHEDULE 13(a)(vii)

                      FORM OF SELLER'S CLOSING CERTIFICATE


                          SELLER'S CLOSING CERTIFICATE


        ______________________________, a ______________________________
("Seller"), hereby certifies to __________________ that there is no default under the covenants, representations and warranties of Seller contained in that certain Agreement of Purchase and Sale dated as of ______ __, 2005 (the "Purchase Agreement") and, in addition, that all such representations and warranties are true and correct in all material respects as of the date of this Seller's Closing Certificate, subject to each of the limitations and conditions in Section 8 of the Purchase Agreement and except as specified in reasonable detail, on Exhibit 1 hereto, any defaults or exceptions that now exist; provided that for purposes hereof, the lists of Tenant Leases and Service Contracts attached to the Assignment of Leases and Assignment of Contracts executed concurrently herewith shall be substituted for the list of Tenant Leases described on Schedule 1(d) attached to the Purchase Agreement and the list of Service Contracts described on Schedule 1(e) attached to the Purchase Agreement. All capitalized terms used and not defined have the meanings given to them in the Purchase Agreement.

        This Seller's Closing Certificate is dated as of __________________ __, 2005.


                                       __________________________________

                                       By:  _______________________________
                                       Name:
                                       Title:

                    EXHIBIT 1 TO SELLER'S CLOSING CERTIFICATE

                        LISTING OF DEFAULTS OR EXCEPTIONS

                                SCHEDULE 13(b)(v)

                       FORM OF BUYER'S CLOSING CERTIFICATE

                           BUYER'S CLOSING CERTIFICATE


        ________________________ ("Buyer"), certifies hereby certifies to
______________, a ___________________________________, that there is no default under the covenants, representations and warranties of Buyer contained in that certain Agreement of Purchase and Sale dated as of ______ __, 2005 and, in addition, that all such representations and warranties are true and correct in all material respects without exception as of the date of this Buyer's Closing Certificate.

        This Buyer's Closing Certificate is dated as of ___________________ __, 2005.


                                       __________________________________

                                       By:  _______________________________
                                       Name:
                                       Title: